                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
           (PORTION RELATING TO THE POLARIS ADVISOR VARIABLE ANNUITY)

          SUPPLEMENT TO THE POLARIS ADVISOR VARIABLE ANNUITY PROSPECTUS
                            Dated November 11, 2002
--------------------------------------------------------------------------------

The following replaces certain information contained in your prospectus for the Polaris Advisor Variable Annuity:

(1) RESTATED EXPENSES AND EXPENSE EXAMPLES

    (a) The Anchor Series Trust Fee Table on page 4 of the prospectus relating to the Variable Portfolio listed below is revised as follows:

                          Anchor Series Trust Class 3*

-------------------------------------------------------------------------------------------------------------
PORTFOLIO               MANAGEMENT            SERVICE              OTHER                 TOTAL ANNUAL
                        FEE                   (12B-1) FEE          EXPENSES              EXPENSES
-------------------------------------------------------------------------------------------------------------
Government and          0.58%                 0.25%                0.06%                 0.89%
Quality Bond
-------------------------------------------------------------------------------------------------------------

*Because this is a new class of shares, the fees shown for Class 3 have been estimated and annualized for the current fiscal year.

    (b) The SunAmerica Series Trust Fee Table on page 4 of the prospectus relating to the Variable Portfolios listed below is revised as follows:

                        SunAmerica Series Trust Class 3*

-------------------------------------------------------------------------------------------------------------
PORTFOLIO               MANAGEMENT            SERVICE              OTHER                 TOTAL ANNUAL
                           FEE                (12B-1) FEE          EXPENSES              EXPENSES
-------------------------------------------------------------------------------------------------------------
Aggressive Growth       0.68%                 0.25%                0.08%                 1.01%
-------------------------------------------------------------------------------------------------------------
Corporate Bond          0.60%                 0.25%                0.08%                 0.93%
-------------------------------------------------------------------------------------------------------------
Federated Value         0.69%                 0.25%                0.08%                 1.02%
-------------------------------------------------------------------------------------------------------------
Global Equities         0.72%                 0.25%                0.17%                 1.14%
-------------------------------------------------------------------------------------------------------------
High-Yield Bond         0.63%                 0.25%                0.09%                 0.97%
-------------------------------------------------------------------------------------------------------------
Putnam Growth           0.77%                 0.25%                0.06%                 1.08%
-------------------------------------------------------------------------------------------------------------

*Because this is a new class of shares, the fees shown for Class 3 have been estimated and annualized for the current fiscal year.

    (c) The total annual expenses for the Variable Portfolios in the SunAmerica Series Trust Class 3 shown above are 0.01% higher than that shown in the prospectus. This difference increases the "Expense Examples" on pages 6-8 of the prospectus by no more than $1.00 at the end of year 10 and has no effect on the expense examples at the end of years 1,3 and 5.

Date: November 11, 2002

                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

                                                  As Filed Pursuant to Rule 497
                                               under the Securities Act of 1933
                                       Registration No. 333-91860 and 811-03589
[LOGO]

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Polaris Advisor Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated November 11, 2002. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 26 of this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Annuities involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank. They are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.


         Prospectus
      November 11, 2002
FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
   issued by
ANCHOR NATIONAL LIFE INSURANCE COMPANY
   in connection with
VARIABLE SEPARATE ACCOUNT
The annuity has 43 investment choices -- a six-month DCA fixed account option, a one-year DCA fixed account option and the 41 Variable Portfolios listed below. The 41 Variable Portfolios are part of the American Funds Insurance Series ("AFS"), the Anchor Series Trust ("AST"), the Lord Abbett Series Fund, Inc. ("LAF"), the SunAmerica Series Trust ("SST") or the Van Kampen Life Investment Trust ("VKT").

     Stocks:
         Managed by AllianceBernstein
        . Small & Mid Cap Value Portfolio                              SST
         Managed by Alliance Capital Management L.P.
        . Alliance Growth Portfolio                                    SST
        . Global Equities Portfolio                                    SST
        . Growth-Income Portfolio                                      SST
         Managed by Capital Research and Management Company
        . American Funds Global Growth Portfolio                       AFS
        . American Funds Growth Portfolio                              AFS
        . American Funds Growth-Income Portfolio                       AFS
         Managed by Davis Advisors
        . Davis Venture Value Portfolio                                SST
        . Real Estate Portfolio                                        SST
         Managed by Federated Investment Counseling
        . Federated Value Portfolio                                    SST
        . Telecom Utility Portfolio                                    SST
         Managed by Goldman Sachs Asset Management
        . Goldman Sachs Research Portfolio                             SST
         Managed by Lord, Abbett & Co.
        . Lord Abbett Series Fund Growth and Income Portfolio          LAF
         Managed by Marsico Capital Management, LLC
        . Marsico Growth Portfolio                                     SST
         Managed by Massachusetts Financial Services Company
        . MFS Growth and Income Portfolio                              SST
        . MFS Mid-Cap Growth Portfolio                                 SST
         Managed by Putnam Investment Management, LLC
        . Emerging Markets Portfolio                                   SST
        . International Growth and Income Portfolio                    SST
        . Putnam Growth Portfolio                                      SST
         Managed by SunAmerica Asset Management Corp.
        . Aggressive Growth Portfolio                                  SST
        . Blue Chip Growth Portfolio                                   SST
        . "Dogs" of Wall Street Portfolio                              SST
        . Growth Opportunities Portfolio                               SST
         Managed by Templeton Investment Counsel, LLC
        . Foreign Value Portfolio                                      SST
         Managed by Van Kampen/Van Kampen Asset Management Inc.
        . International Diversified Equities Portfolio                 SST
        . Technology Portfolio                                         SST
        . Van Kampen LIT Comstock Portfolio, Class II Shares           VKT
        . Van Kampen LIT Emerging Growth Portfolio, Class II Shares    VKT
        . Van Kampen LIT Growth and Income Portfolio, Class II Shares  VKT
         Managed by Wellington Management Company, LLP
        . Capital Appreciation Portfolio                               AST
        . Growth Portfolio                                             AST
        . Natural Resources Portfolio                                  AST
     Balanced:
         Managed by Massachusetts Financial Services Company
        . MFS Total Return Portfolio                                   SST
         Managed by SunAmerica Asset Management Corp.
        . SunAmerica Balanced Portfolio                                SST
         Managed by WM Advisors, Inc.
        . Asset Allocation Portfolio                                   SST
     Bonds:
         Managed by Federated Investment Counseling
        . Corporate Bond Portfolio                                     SST
         Managed by Goldman Sachs Asset Management
        . Global Bond Portfolio                                        SST
         Managed by SunAmerica Asset Management Corp.
        . High-Yield Bond Portfolio                                    SST
         Managed by Van Kampen
        . Worldwide High Income Portfolio                              SST
         Managed by Wellington Management Company, LLP
        . Government and Quality Bond Portfolio                        AST
     Cash:
         Managed by Banc of America Capital Management, LLC
        . Cash Management Portfolio                                    SST

 These securities have not been approved or disapproved by the Securities and
                             Exchange Commission,
nor has the Commission passed upon the accuracy or adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.

================================================================================
                               TABLE OF CONTENTS
================================================================================

       GLOSSARY.....................................................  2
       HIGHLIGHTS...................................................  3
       FEE TABLES...................................................  4
          Owner Transaction Expenses................................  4
          Annual Separate Account Expenses..........................  4
          Optional Enhanced Death Benefit Fee.......................  4
          Optional EstatePlus Fee...................................  4
          Portfolio Expenses........................................  4
       EXPENSE EXAMPLES.............................................  6
       THE POLARIS ADVISOR VARIABLE ANNUITY.........................  9
       PURCHASING A POLARIS ADVISOR VARIABLE ANNUITY................ 10
          Allocation of Purchase Payments........................... 10
          Accumulation Units........................................ 10
          Free Look................................................. 10
          Exchange Offers........................................... 11
       INVESTMENT OPTIONS........................................... 11
          Variable Portfolios....................................... 11
             American Funds Insurance Series........................ 11
             Anchor Series Trust.................................... 11
             Lord Abbett Series Fund, Inc........................... 11
             SunAmerica Series Trust................................ 11
             Van Kampen Life Investment Trust....................... 11
          Fixed Account Options..................................... 12
          Polaris Portfolio Allocator Program....................... 12
          Transfers During the Accumulation Phase................... 13
          Dollar Cost Averaging..................................... 14
          Asset Allocation Rebalancing.............................. 15
          Voting Rights............................................. 15
          Substitution.............................................. 15
       ACCESS TO YOUR MONEY......................................... 15
          Systematic Withdrawal Program............................. 16
          Minimum Contract Value.................................... 16
       DEATH BENEFIT................................................ 16
          Standard Death Benefit.................................... 17
          Option 1 -- Purchase Payment Accumulation Option.......... 17
          Option 2 -- Maximum Anniversary Option.................... 17
          EstatePlus................................................ 17
          Spousal Continuation...................................... 18
       EXPENSES..................................................... 19
          Separate Account.......................................... 19
          Other Revenue............................................. 19
          Investment Charges........................................ 19
          Transfer Fee.............................................. 19
          Optional Enhanced Death Benefit Fee....................... 19
          Optional EstatePlus Fee................................... 19
          Premium Tax............................................... 19
          Income Taxes.............................................. 20
          Reduction or Elimination of Charges and Expenses, and
           Additional Amounts Credited.............................. 20
       INCOME OPTIONS............................................... 20
          Annuity Date.............................................. 20
          Income Options............................................ 20
          Fixed or Variable Income Payments......................... 21
          Income Payments........................................... 21
          Transfers During the Income Phase......................... 21
          Deferment of Payments..................................... 21
       TAXES........................................................ 21
          Annuity Contracts in General.............................. 21
          Tax Treatment of Distributions - Non-Qualified Contracts.. 22
          Tax Treatment of Distributions - Qualified Contracts...... 22
          Minimum Distributions..................................... 22
          Tax Treatment of Death Benefits........................... 23
          Contracts Owned by a Trust or Corporation................. 23
          Gifts, Pledges and/or Assignments of a Non-Qualified
           Contract................................................. 23
          Diversification and Investor Control...................... 23
       PERFORMANCE.................................................. 24
       OTHER INFORMATION............................................ 24
          Anchor National........................................... 24
          The Separate Account...................................... 24
          The General Account....................................... 24
          Distribution of the Contract.............................. 25
          Administration............................................ 25
          Legal Proceedings......................................... 25
          Ownership................................................. 25

                           Independent Accountants.. 25
                           Registration Statement... 25

               TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
                INFORMATION.................................  26
               APPENDIX A - DEATH BENEFITS FOLLOWING SPOUSAL
                CONTINUATION................................ A-1

================================================================================
                                   GLOSSARY
================================================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Phase - The period during which you invest money in your contract.

Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s) - The person(s) on whose life (lives) we base income payments.

Annuity Date - The date on which income payments are to begin, as selected by you.

Annuity Units - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary - The person designated to receive any benefits under the contract if you or the Annuitant dies.

Company - Anchor National Life Insurance Company, We, Us, the insurer which issues this contract.

Income Phase - The period during which we make income payments to you.

IRS - The Internal Revenue Service.

Non-qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Trusts - Refers to the American Funds Insurance Series, the Anchor Series Trust, the SunAmerica Series Trust, the Lord Abbett Series Fund, Inc. and the Van Kampen Life Investment Trust collectively.

Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the American Funds Insurance Series, the Anchor Series Trust, the SunAmerica Series Trust, the Lord Abbett Series Fund, Inc. and the Van Kampen Life Investment Trust.

Anchor National Life Insurance Company is in the process of changing its name to AIG SunAmerica Life Assurance Company. We anticipate this process will take some time to implement in all jurisdictions where We do business. We expect the name change to be completed during 2003. To begin this process We officially changed the name in our state of domicile, Arizona. However, We continue to do business, today, under the name Anchor National and will refer to the Company by that name throughout this prospectus. You will be notified when the name is changed to AIG SunAmerica Life Assurance Company and We are no longer doing business as Anchor National. Please keep in mind, this is a name change only and will not affect the substance of your contract.

================================================================================
                                  HIGHLIGHTS
================================================================================

Anchor National offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges, and expenses. When working with your financial advisor to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

The Polaris Advisor Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

Free Look: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see Purchasing a Polaris Advisor Variable Annuity in the prospectus.

Expenses: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. Please see the Fee Table, Purchasing a Polaris Advisor Variable Annuity and Expenses in the prospectus.



Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see Access to Your Money and Taxes in the prospectus.

Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see Death Benefits in the prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see Income Options in the prospectus.

Inquiries: If you have questions about your contract, call your financial advisor or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number:
(800) 445-SUN2.

 Please read the prospectus carefully for more detailed information regarding these and
other features and benefits of the contract, as well as the risks of investing.

================================================================================
                                  FEE TABLES
================================================================================
OWNER TRANSACTION EXPENSES
Withdrawal Charge......... None
Contract Maintenance
 Charge................... None
Transfer Fee.............. No charge for first 15
                           transfers each contract
                           year; thereafter, fee is
                           $25 ($10 in Pennsylvania
                           and Texas) per transfer

ANNUAL SEPARATE ACCOUNT EXPENSES

(as a percentage of your daily net asset value) 1.52%


OPTIONAL ENHANCED DEATH BENEFIT FEE

(This feature offers a choice of two optional enhanced death benefits which are more fully described in the prospectus. If elected, the fee is an annualized charge that is deducted daily from your contract value.)
Fee as a percentage of your daily net asset value.............. 0.20%

OPTIONAL ESTATEPLUS FEE
(EstatePlus is optional and must be elected along with one of the enhanced death benefit options. The fee is an annualized charge that is deducted daily.)

Fee as a percentage of your daily net asset value 0.25%

                              PORTFOLIO EXPENSES

                          Anchor Series Trust Class 3
   (as a percentage of average net assets for the Trust's fiscal year ended
                             December 31, 2001)/1/

                                MANAGEMENT   SERVICE    OTHER   TOTAL ANNUAL
             PORTFOLIO             FEE     (12B-1) FEE EXPENSES   EXPENSES
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------
    Capital Appreciation          0.70%       0.25%     0.08%      1.03%
    ------------------------------------------------------------------------
    Government and Quality Bond   0.57%       0.25%     0.07%      0.89%
    ------------------------------------------------------------------------
    Growth                        0.67%       0.25%     0.06%      0.98%
    ------------------------------------------------------------------------
    Natural Resources             0.75%       0.25%     0.16%      1.16%
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------

/1/ The Board of Trustees adopted a 12b-1 Plan with respect to the Anchor
    Series Trust on July 16, 2002. Although this Plan was not in place at the fiscal year end shown here, the 0.25% service fee is shown in these expense numbers.

                        SunAmerica Series Trust Class 3
    (as a percentage of average net assets after reimbursement or waiver of expenses for the Trust's fiscal year ended January 31, 2002)/3/

                                   MANAGEMENT   SERVICE    OTHER   TOTAL ANNUAL
            PORTFOLIO                 FEE     (12B-1) FEE EXPENSES   EXPENSES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Aggressive Growth                    0.69%       0.25%     0.08%      1.02%
-------------------------------------------------------------------------------
Alliance Growth                      0.60%       0.25%     0.06%      0.91%
-------------------------------------------------------------------------------
Asset Allocation                     0.59%       0.25%     0.09%      0.93%
-------------------------------------------------------------------------------
Blue Chip Growth/1/                  0.70%       0.25%     0.15%      1.10%
-------------------------------------------------------------------------------
Cash Management                      0.48%       0.25%     0.05%      0.78%
-------------------------------------------------------------------------------
Corporate Bond                       0.59%       0.25%     0.08%      0.92%
-------------------------------------------------------------------------------
Davis Venture Value                  0.71%       0.25%     0.06%      1.02%
-------------------------------------------------------------------------------
"Dogs" of Wall Street                0.60%       0.25%     0.11%      0.96%
-------------------------------------------------------------------------------
Emerging Markets                     1.25%       0.25%     0.30%      1.80%
-------------------------------------------------------------------------------
Federated Value                      0.68%       0.25%     0.08%      1.01%
-------------------------------------------------------------------------------
Foreign Value                        1.03%       0.25%     0.62%      1.90%
-------------------------------------------------------------------------------
Global Bond                          0.68%       0.25%     0.14%      1.07%
-------------------------------------------------------------------------------
Global Equities                      0.73%       0.25%     0.17%      1.15%
-------------------------------------------------------------------------------
Goldman Sachs Research/1/            1.20%       0.25%     0.15%      1.60%
-------------------------------------------------------------------------------
Growth-Income                        0.53%       0.25%     0.06%      0.84%
-------------------------------------------------------------------------------
Growth Opportunities/1/              0.75%       0.25%     0.25%      1.25%
-------------------------------------------------------------------------------
High-Yield Bond                      0.64%       0.25%     0.09%      0.98%
-------------------------------------------------------------------------------
International Diversified Equities   1.00%       0.25%     0.27%      1.52%
-------------------------------------------------------------------------------
International Growth and Income      0.95%       0.25%     0.27%      1.47%
-------------------------------------------------------------------------------
Marsico Growth/1,2/                  0.85%       0.25%     0.16%      1.26%
-------------------------------------------------------------------------------
MFS Growth and Income                0.70%       0.25%     0.08%      1.03%
-------------------------------------------------------------------------------
MFS Mid-Cap Growth                   0.75%       0.25%     0.08%      1.08%
-------------------------------------------------------------------------------
MFS Total Return                     0.66%       0.25%     0.07%      0.98%
-------------------------------------------------------------------------------
Putnam Growth                        0.78%       0.25%     0.06%      1.09%
-------------------------------------------------------------------------------
Real Estate                          0.80%       0.25%     0.12%      1.17%
-------------------------------------------------------------------------------
Small & Mid Cap Value                1.00%       0.25%     0.35%      1.60%
-------------------------------------------------------------------------------
SunAmerica Balanced                  0.60%       0.25%     0.07%      0.92%
-------------------------------------------------------------------------------
Technology                           1.20%       0.25%     0.25%      1.70%
-------------------------------------------------------------------------------
Telecom Utility/2/                   0.75%       0.25%     0.11%      1.11%
-------------------------------------------------------------------------------
Worldwide High Income/2/             1.00%       0.25%     0.12%      1.37%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

/1/ For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, the total annual expenses during the last fiscal year would have been: Blue Chip Growth 1.35%; Goldman Sachs Research 1.80%; Growth Opportunities 1.41%; and Marsico Growth 1.73%.
/2/ The portfolio's ratios reflect expenses prior to a 0.01% Custody Fee credit earned on uninvested cash balances held at the custodian. The actual expense ratio is capped for Marsico Growth at 1.25%.
/3/ The Board of Trustees adopted a 12b-1 Plan with respect to the SunAmerica
    Series Trust on July 31, 2002. Although this Plan was not in place at the fiscal year end shown here, the 0.25% service fee is shown in these expense numbers.

                    American Funds Insurance Series Class 2
    (as a percentage of average net assets after reimbursement or waiver of expenses for the Trust's fiscal year ended December 31, 2001)

                                 MANAGEMENT   SERVICE    OTHER   TOTAL ANNUAL
             PORTFOLIO              FEE     (12B-1) FEE EXPENSES   EXPENSES
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
   American Funds Global Growth*   0.66%       0.25%     0.04%      0.95%
   --------------------------------------------------------------------------
   American Funds Growth*          0.37%       0.25%     0.01%      0.63%
   --------------------------------------------------------------------------
   American Funds Growth-Income*   0.33%       0.25%     0.02%      0.60%
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------

* Separate investment of American Funds Insurance Series, Class 2 shares.

                         Lord Abbett Series Fund, Inc.
    (as a percentage of average net assets after reimbursement or waiver of expenses for the Trust's fiscal year ended December 31, 2001)

                                                  MANAGEMENT  OTHER   TOTAL ANNUAL
                    PORTFOLIO                        FEE     EXPENSES   EXPENSES
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.--Growth and Income*   0.50%     0.47%      0.97%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* The Growth and Income Portfolio has established non-12b-1 service fee arrangements which are reflected under "Other Expenses".

                   Van Kampen Life Investment Trust Class II
    (as a percentage of average net assets after reimbursement or waiver of expenses for the Trust's fiscal year ended December 31, 2001)

                                    MANAGEMENT   SERVICE    OTHER   TOTAL ANNUAL
             PORTFOLIO                 FEE     (12B-1) FEE EXPENSES   EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Van Kampen LIT Comstock/1/            0.60%       0.25%     0.21%      1.06%
--------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth/2/     0.70%       0.25%     0.06%      1.01%
--------------------------------------------------------------------------------
Van Kampen LIT Growth and Income/3/   0.60%       0.25%     0.15%      1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

/1/ Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares.
/2/ Van Kampen Life Investment Trust Emerging Growth Portfolio, Class II Shares. /3/ Van Kampen Life Investment Trust Growth and Income Portfolio, Class II
    Shares.

     The above portfolio expenses were provided by the Trusts. We have not independently verified the accuracy of the information.

================================================================================
                               EXPENSE EXAMPLES
================================================================================
You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, Portfolio Expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and:
(a) you surrender the contract at the end of the stated time period and no optional features are elected.
(b) you surrender the contract at the end of the stated time period and you elect the optional enhanced death benefit (0.20%) and the EstatePlus feature (0.25%).
(c) you do not surrender the contract and no optional features are elected.
(d) you do not surrender the contract and you elect the optional enhanced death benefit (0.20%) and the EstatePlus feature (0.25%).

                  PORTFOLIO         1 YEAR  3 YEARS 5 YEARS  10 YEARS
          -----------------------------------------------------------
          -----------------------------------------------------------
          Capital Appreciation      (a) $26 (a) $79 (a) $136 (a) $289
                                    (b) $30 (b) $93 (b) $158 (b) $332
                                    (c) $26 (c) $79 (c) $136 (c) $289
                                    (d) $30 (d) $93 (d) $158 (d) $332
          -----------------------------------------------------------
          Government & Quality Bond (a) $24 (a) $75 (a) $129 (a) $275
                                    (b) $29 (b) $89 (b) $151 (b) $319
                                    (c) $24 (c) $75 (c) $129 (c) $275
                                    (d) $29 (d) $89 (d) $151 (d) $319
          -----------------------------------------------------------
          Growth                    (a) $25 (a) $78 (a) $133 (a) $284
                                    (b) $30 (b) $91 (b) $155 (b) $327
                                    (c) $25 (c) $78 (c) $133 (c) $284
                                    (d) $30 (d) $91 (d) $155 (d) $327
          -----------------------------------------------------------
          Natural Resources         (a) $27 (a) $83 (a) $142 (a) $301
                                    (b) $32 (b) $97 (b) $164 (b) $344
                                    (c) $27 (c) $83 (c) $142 (c) $301
                                    (d) $32 (d) $97 (d) $164 (d) $344
          -----------------------------------------------------------
          Aggressive Growth         (a) $26 (a) $79 (a) $135 (a) $288
                                    (b) $30 (b) $92 (b) $157 (b) $331
                                    (c) $26 (c) $79 (c) $135 (c) $288
                                    (d) $30 (d) $92 (d) $157 (d) $331
          -----------------------------------------------------------
          Alliance Growth           (a) $25 (a) $76 (a) $130 (a) $277
                                    (b) $29 (b) $89 (b) $152 (b) $320
                                    (c) $25 (c) $76 (c) $130 (c) $277
                                    (d) $29 (d) $89 (d) $152 (d) $320
          -----------------------------------------------------------
          Asset Allocation          (a) $25 (a) $76 (a) $131 (a) $279
                                    (b) $29 (b) $90 (b) $153 (b) $322
                                    (c) $25 (c) $76 (c) $131 (c) $279
                                    (d) $29 (d) $90 (d) $153 (d) $322
          -----------------------------------------------------------
          Blue Chip Growth          (a) $27 (a) $81 (a) $139 (a) $295
                                    (b) $31 (b) $95 (b) $161 (b) $338
                                    (c) $27 (c) $81 (c) $139 (c) $295
                                    (d) $31 (d) $95 (d) $161 (d) $338
          -----------------------------------------------------------
          Cash Management           (a) $23 (a) $72 (a) $123 (a) $264
                                    (b) $28 (b) $85 (b) $145 (b) $308
                                    (c) $23 (c) $72 (c) $123 (c) $264
                                    (d) $28 (d) $85 (d) $145 (d) $308
          -----------------------------------------------------------
          Corporate Bond            (a) $25 (a) $76 (a) $130 (a) $278
                                    (b) $29 (b) $89 (b) $152 (b) $321
                                    (c) $25 (c) $76 (c) $130 (c) $278
                                    (d) $29 (d) $89 (d) $152 (d) $321
          -----------------------------------------------------------
          Davis Venture Value       (a) $26 (a) $79 (a) $135 (a) $288
                                    (b) $30 (b) $92 (b) $157 (b) $331
                                    (c) $26 (c) $79 (c) $135 (c) $288
                                    (d) $30 (d) $92 (d) $157 (d) $331
          -----------------------------------------------------------
          "Dogs" of Wall Street     (a) $25 (a) $77 (a) $132 (a) $282
                                    (b) $30 (b) $91 (b) $154 (b) $325
                                    (c) $25 (c) $77 (c) $132 (c) $282
                                    (d) $30 (d) $91 (d) $154 (d) $325
          -----------------------------------------------------------

                 PORTFOLIO              1 YEAR  3 YEARS  5 YEARS  10 YEARS
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     Emerging Markets                   (a) $33 (a) $102 (a) $173 (a) $361
                                        (b) $38 (b) $115 (b) $194 (b) $401
                                        (c) $33 (c) $102 (c) $173 (c) $361
                                        (d) $38 (d) $115 (d) $194 (d) $401
     ---------------------------------------------------------------------
     Federated Value                    (a) $26 (a) $79  (a) $135 (a) $287
                                        (b) $30 (b) $92  (b) $157 (b) $330
                                        (c) $26 (c) $79  (c) $135 (c) $287
                                        (d) $30 (d) $92  (d) $157 (d) $330
     ---------------------------------------------------------------------
     Foreign Value                      (a) $34 (a) $105 (a) $178 (a) $370
                                        (b) $39 (b) $118 (b) $199 (b) $410
                                        (c) $34 (c) $105 (c) $178 (c) $370
                                        (d) $39 (d) $118 (d) $199 (d) $410
     ---------------------------------------------------------------------
     Global Bond                        (a) $26 (a) $81  (a) $138 (a) $292
                                        (b) $31 (b) $94  (b) $160 (b) $336
                                        (c) $26 (c) $81  (c) $138 (c) $292
                                        (d) $31 (d) $94  (d) $160 (d) $336
     ---------------------------------------------------------------------
     Global Equities                    (a) $27 (a) $83  (a) $141 (a) $300
                                        (b) $31 (b) $96  (b) $163 (b) $343
                                        (c) $27 (c) $83  (c) $141 (c) $300
                                        (d) $31 (d) $96  (d) $163 (d) $343
     ---------------------------------------------------------------------
     Goldman Sachs Research             (a) $31 (a) $96  (a) $163 (a) $343
                                        (b) $36 (b) $109 (b) $185 (b) $384
                                        (c) $31 (c) $96  (c) $163 (c) $343
                                        (d) $36 (d) $109 (d) $185 (d) $384
     ---------------------------------------------------------------------
     Growth-Income                      (a) $24 (a) $74  (a) $126 (a) $270
                                        (b) $28 (b) $87  (b) $148 (b) $314
                                        (c) $24 (c) $74  (c) $126 (c) $270
                                        (d) $28 (d) $87  (d) $148 (d) $314
     ---------------------------------------------------------------------
     Growth Opportunities               (a) $28 (a) $86  (a) $146 (a) $310
                                        (b) $32 (b) $99  (b) $168 (b) $352
                                        (c) $28 (c) $86  (c) $146 (c) $310
                                        (d) $32 (d) $99  (d) $168 (d) $352
     ---------------------------------------------------------------------
     High Yield Bond                    (a) $25 (a) $78  (a) $133 (a) $284
                                        (b) $30 (b) $91  (b) $155 (b) $327
                                        (c) $25 (c) $78  (c) $133 (c) $284
                                        (d) $30 (d) $91  (d) $155 (d) $327
     ---------------------------------------------------------------------
     International Diversified Equities (a) $31 (a) $94  (a) $160 (a) $336
                                        (b) $35 (b) $107 (b) $181 (b) $377
                                        (c) $31 (c) $94  (c) $160 (c) $336
                                        (d) $35 (d) $107 (d) $181 (d) $377
     ---------------------------------------------------------------------
     International Growth & Income      (a) $30 (a) $92  (a) $157 (a) $331
                                        (b) $35 (b) $106 (b) $179 (b) $372
                                        (c) $30 (c) $92  (c) $157 (c) $331
                                        (d) $35 (d) $106 (d) $179 (d) $372
     ---------------------------------------------------------------------
     Marsico Growth                     (a) $28 (a) $86  (a) $147 (a) $311
                                        (b) $33 (b) $99  (b) $169 (b) $353
                                        (c) $28 (c) $86  (c) $147 (c) $311
                                        (d) $33 (d) $99  (d) $169 (d) $353
     ---------------------------------------------------------------------
     MFS Growth & Income                (a) $26 (a) $79  (a) $136 (a) $289
                                        (b) $30 (b) $93  (b) $158 (b) $332
                                        (c) $26 (c) $79  (c) $136 (c) $289
                                        (d) $30 (d) $93  (d) $158 (d) $332
     ---------------------------------------------------------------------
     MFS Mid-Cap Growth                 (a) $26 (a) $81  (a) $138 (a) $293
                                        (b) $31 (b) $94  (b) $160 (b) $336
                                        (c) $26 (c) $81  (c) $138 (c) $293
                                        (d) $31 (d) $94  (d) $160 (d) $336
     ---------------------------------------------------------------------
     MFS Total Return                   (a) $25 (a) $78  (a) $133 (a) $284
                                        (b) $30 (b) $91  (b) $155 (b) $327
                                        (c) $25 (c) $78  (c) $133 (c) $284
                                        (d) $30 (d) $91  (d) $155 (d) $327
     ---------------------------------------------------------------------

                    PORTFOLIO                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Putnam Growth                                     (a) $26  (a) $81 (a) $139 (a) $294
                                                  (b) $31  (b) $95 (b) $161 (b) $337
                                                  (c) $26  (c) $81 (c) $139 (c) $294
                                                  (d) $31  (d) $95 (d) $161 (d) $337
------------------------------------------------------------------------------------
Real Estate                                       (a) $27  (a) $84 (a) $142 (a) $302
                                                  (b) $32  (b) $97 (b) $164 (b) $345
                                                  (c) $27  (c) $84 (c) $142 (c) $302
                                                  (d) $32  (d) $97 (d) $164 (d) $345
------------------------------------------------------------------------------------
Small & Mid Cap Value                             (a) $31  (a) $96 (a) $163 (a) $343
                                                  (b) $36  (b) $109(b) $185 (b) $384
                                                  (c) $31  (c) $96 (c) $163 (c) $343
                                                  (d) $36  (d) $109(d) $185 (d) $384
------------------------------------------------------------------------------------
SunAmerica Balanced                               (a) $25  (a) $76 (a) $130 (a) $278
                                                  (b) $29  (b) $89 (b) $152 (b) $321
                                                  (c) $25  (c) $76 (c) $130 (c) $278
                                                  (d) $29  (d) $89 (d) $152 (d) $321
------------------------------------------------------------------------------------
Technology                                        (a) $32  (a) $99 (a) $168 (a) $352
                                                  (b) $37  (b) $112(b) $190 (b) $392
                                                  (c) $32  (c) $99 (c) $168 (c) $352
                                                  (d) $37  (d) $112(d) $190 (d) $392
------------------------------------------------------------------------------------
Telecom Utility                                   (a) $27  (a) $82 (a) $140 (a) $296
                                                  (b) $31  (b) $95 (b) $162 (b) $339
                                                  (c) $27  (c) $82 (c) $140 (c) $296
                                                  (d) $31  (d) $95 (d) $162 (d) $339
------------------------------------------------------------------------------------
Worldwide High Income                             (a) $29  (a) $89 (a) $152 (a) $321
                                                  (b) $34  (b) $103(b) $174 (b) $363
                                                  (c) $29  (c) $89 (c) $152 (c) $321
                                                  (d) $34  (d) $103(d) $174 (d) $363
------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and Income         (a) $25  (a) $78 (a) $133 (a) $283
                                                  (b) $30  (b) $91 (b) $155 (b) $326
                                                  (c) $25  (c) $78 (c) $133 (c) $283
                                                  (d) $30  (d) $91 (d) $155 (d) $326
------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares          (a) $26  (a) $80 (a) $137 (a) $291
                                                  (b) $31  (b) $94 (b) $159 (b) $335
                                                  (c) $26  (c) $80 (c) $137 (c) $291
                                                  (d) $31  (d) $94 (d) $159 (d) $335
------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares   (a) $26  (a) $79 (a) $135 (a) $287
                                                  (b) $30  (b) $92 (b) $157 (b) $330
                                                  (c) $26  (c) $79 (c) $135 (c) $287
                                                  (d) $30  (d) $92 (d) $157 (d) $330
------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares (a) $26  (a) $78 (a) $134 (a) $286
                                                  (b) $30  (b) $92 (b) $156 (b) $329
                                                  (c) $26  (c) $78 (c) $134 (c) $286
                                                  (d) $30  (d) $92 (d) $156 (d) $329
------------------------------------------------------------------------------------
American Funds Global Growth                      (a) $25  (a) $77 (a) $132 (a) $281
                                                  (b) $30  (b) $90 (b) $154 (b) $324
                                                  (c) $25  (c) $77 (c) $132 (c) $281
                                                  (d) $30  (d) $90 (d) $154 (d) $324
------------------------------------------------------------------------------------
American Funds Growth                             (a) $22  (a) $67 (a) $115 (a) $248
                                                  (b) $26  (b) $81 (b) $138 (b) $293
                                                  (c) $22  (c) $67 (c) $115 (c) $248
                                                  (d) $26  (d) $81 (d) $138 (d) $293
------------------------------------------------------------------------------------
American Funds Growth-Income                      (a) $22  (a) $66 (a) $114 (a) $245
                                                  (b) $26  (b) $80 (b) $137 (b) $290
                                                  (c) $22  (c) $66 (c) $114 (c) $245
                                                  (d) $26  (d) $80 (d) $137 (d) $290
------------------------------------------------------------------------------------

Explanation of Fee Tables and Examples

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as portfolio company investment management and other expenses. Additional information on the portfolio company fees can be found in the Trust prospectuses located behind this prospectus.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Variable Portfolio's average net assets: Blue Chip Growth 1.10%; Goldman Sachs Research 1.60%; Growth Opportunities 1.25%; Marsico Growth 1.25%; Foreign Value 1.90% and Small & Mid-Cap Value 1.60%. The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. In addition to the stated assumptions, the Examples also assume separate account expenses of 1.52% and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

4. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

        SALES OF THIS PRODUCT HAVE ONLY RECENTLY BEGUN. THEREFORE, THE
          HISTORICAL ACCUMULATION UNIT VALUES ARE NOT YET AVAILABLE.

================================================================================
                     THE POLARIS ADVISOR VARIABLE ANNUITY
================================================================================

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     . Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     . Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     . Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.


The contract is called a "variable" annuity because it allows you to invest in variable portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 41 Variable Portfolios.

The contract also offers a six month and one-year DCA fixed account option. The fixed account options earn interest at a rate set and guaranteed by Anchor National.

For more information on investment options available under this contract see INVESTMENT OPTIONS on page 11.

Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the Polaris Advisor Variable Annuity. When you purchase a Polaris Advisor Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation ("AIG").

================================================================================
                 PURCHASING A POLARIS ADVISOR VARIABLE ANNUITY
================================================================================

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to your contract. We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by Anchor National to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.

In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition we may not issue a contract to anyone over age 85. You may not elect the optional enhanced death benefits or the EstatePlus benefit if you are age 81 or older at time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. See INVESTMENT OPTIONS on page 11.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Accumulation Units

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

    1. We determine the total value of money invested in a particular Variable Portfolio;

    2. We subtract from that amount all applicable contract charges; and

    3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

    Example:

   We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.52 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Free Look

You may cancel your contract within 10 days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. If you decide to cancel your contract during the free look period, generally we refund to you the value of your contract on the day we receive your request. The amount refunded to you may be more or less than your original investment.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period. If you cancel your contract during the free look period, we return your Purchase Payment or the value of your contract, whichever is larger. At the end of the free look period, we allocate your money according to your instructions.

Exchange Offers

From time to time, we may offer to allow you to exchange an older variable annuity issued by Anchor National or one of its affiliates, for a newer product with more current features and benefits, also issued by Anchor National or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

================================================================================
                              INVESTMENT OPTIONS
================================================================================

Variable Portfolios

The contract currently offers 41 Variable Portfolios. These Variable Portfolios invest in shares of the Trusts below. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National, and other affiliated/unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The advisers monitor the Trusts for potential conflicts.

The 41 Variable Portfolios along with their respective subadvisers are listed below:

    American Funds Insurance Series

Capital Research and Management Company provides investment advice for the American Funds Insurance Series portfolios. American Funds Insurance Series ("AFS") has investment portfolios in addition to those listed here which are not available for investment under the contract.

    Anchor Series Trust

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") has Variable Portfolios in addition to those listed below which are not available for investment under the contract.

    Lord Abbett Series Fund, Inc.

Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LAF") has investment portfolios in addition to those listed below that are not available for investment under the contract.

    SunAmerica Series Trust

Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SST") has Variable Portfolios in addition to those listed below which are not available for investment under the contract.

    Van Kampen Life Investment Trust

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

                STOCKS:

                  Managed by AllianceBernstein

                   . Small & Mid Cap Value Portfolio         SST

                  Managed by Alliance Capital Management L.P.

                   . Alliance Growth Portfolio               SST
                   . Global Equities Portfolio               SST
                   . Growth-Income Portfolio                 SST

                  Managed by Capital Research and Management
                  Company

                   . American Funds Global Growth Portfolio  AFS
                   . American Funds Growth Portfolio         AFS
                   . American Funds Growth-Income Portfolio  AFS

                  Managed by Davis Advisors

                   . Davis Venture Value Portfolio           SST
                   . Real Estate Portfolio                   SST

                  Managed by Federated Investment Counseling

                   . Federated Value Portfolio               SST
                   . Telecom Utility Portfolio               SST

                  Managed by Goldman Sachs Asset Management

                   . Goldman Sachs Research Portfolio        SST

                  Managed by Lord, Abbett & Co.

                   . Lord Abbett Series Fund Growth and
                     Income Portfolio                        LAF

                  Managed by Marsico Capital Management, LLC

                   . Marsico Growth Portfolio                SST


               Managed by Massachusetts Financial Services
               Company

                . MFS Growth and Income Portfolio               SST
                . MFS Mid-Cap Growth Portfolio                  SST

               Managed by Putnam Investment Management,
               LLC

                . Emerging Markets Portfolio                    SST
                . International Growth and Income Portfolio     SST
                . Putnam Growth Portfolio                       SST

               Managed by SunAmerica Asset Management
               Corp.

                . Aggressive Growth Portfolio                   SST
                . Blue Chip Growth Portfolio                    SST
                . "Dogs" of Wall Street Portfolio               SST
                . Growth Opportunities Portfolio                SST

               Managed by Templeton Investment Counsel, LLC

                . Foreign Value Portfolio                       SST

               Managed by Van Kampen/Van Kampen Asset
               Management Inc.

                . International Diversified Equities Portfolio  SST
                . Technology Portfolio                          SST
                . Van Kampen LIT Comstock Portfolio,
                  Class II Shares                               VKT
                . Van Kampen LIT Emerging Growth
                  Portfolio, Class II Shares                    VKT
                . Van Kampen LIT Growth and Income
                  Portfolio, Class II Shares                    VKT

               Managed by Wellington Management Company,
               LLP

                . Capital Appreciation Portfolio                AST
                . Growth Portfolio                              AST
                . Natural Resources Portfolio                   AST

             BALANCED:

               Managed by Massachusetts Financial Services
               Company
                . MFS Total Return Portfolio                    SST

               Managed by SunAmerica Asset Management
               Corp.

                . SunAmerica Balanced Portfolio                 SST

               Managed by WM Advisors, Inc.

                . Asset Allocation Portfolio                    SST

             BONDS:

               Managed by Federated Investment
               Counseling

                . Corporate Bond Portfolio                      SST

               Managed by Goldman Sachs Asset Management

                . Global Bond Portfolio                         SST

                  Managed by SunAmerica Asset Management
                  Corp.

                   . High-Yield Bond Portfolio              SST

                  Managed by Van Kampen

                   . Worldwide High Income Portfolio        SST

                  Managed by Wellington Management Company,
                  LLP

                   . Government and Quality Bond Portfolio  AST

                CASH:

                  Managed by Banc of America Capital
                  Management, LLC

                   . Cash Management Portfolio              SST

You should read the prospectuses for the Trusts attached hereto carefully. These prospectuses contain detailed information about the portfolios, including each variable portfolio's investment objective and risk factors.

Fixed Account Options

The contract also offers a 6-month DCA fixed account option and a one-year DCA fixed account option. The 6-month DCA fixed account option and a one-year DCA fixed account provide the fixed interest rate when participating in the DCA program. The DCA fixed accounts are only available for new Purchase Payments.

The fixed account options pay interest at a rate set and guaranteed by Anchor National. Interest rates may differ from time to time and are set at our sole discretion. We never credit less than a 3% annual effective rate. Once established, the interest rate does not change during the specified period for the related Purchase Payment.

Polaris Portfolio Allocator Program

Program Description

The Polaris Portfolio Allocator program is an asset allocation program offered to help you diversify your investment across various asset classes. Asset allocation is the distribution of investments among different asset classes in an effort to increase diversification. The program is designed to help you select portfolios that meet your investment time horizon and risk tolerance.

Anchor National employs the asset allocation and portfolio modeling capabilities of Ibbotson Associates ("Ibbotson") to develop four model portfolios for the Polaris Portfolio Allocator program. Each model is comprised of a carefully selected combination of investment options. Then each model is developed using a carefully selected combination of Variable Portfolios with allocation amongst the various asset classes based on historical asset class performance to meet specific investment time horizons and risk tolerances.

Enrolling in the Program

You may enroll in the Polaris Portfolio Allocator program by selecting the model as well as any program options on the product application form. If you already own a policy, you must complete and submit a "Polaris Portfolio Allocator" form. You and your financial advisor may complete the Investor Questionnaire to determine the model most appropriate for you. You may discontinue investment in the program at any time with a written request, telephone or internet instructions subject to our rules.

If you select a Polaris Portfolio Allocator model, your initial Purchase Payment (for new policyowners or the current value following enrollment for existing policyowners) will be allocated to the investment options according to the model you select. Subsequent Purchase Payments or transfers will also be allocated accordingly, unless otherwise instructed by you in writing. You may also choose to invest gradually into a model through the dollar cost averaging program. If the Portfolio Allocator program is elected, you may only invest in one model at a time. You may invest in investment options outside the selected model but only in those Variable Portfolios that are not utilized in the model you selected.

Withdrawals

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected model unless otherwise instructed by you. If you choose to make a non-proportional withdrawal from a model, your investment may no longer be consistent with the model's intended objectives.

Keeping Your Program on Target

    Rebalancing

You can elect to have your contract rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Polaris Portfolio Allocator model you selected. Only those investment options within each model will be rebalanced. An investment not included in the Portfolio Allocator model cannot be rebalanced.

Rebalancing can be a critical part of an asset allocation strategy in order to keep your investment on track for your risk and return goals.

    Annual Re-evaluation

Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent despite changing economic and market conditions. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. If you re-enroll, your contract value allocated to the portfolios in your selected model will be re-allocated to the extent that Ibbotson has recommended changes in the portfolios within the model and/or the applicable percentage in each investment option. You must select the annual re-evaluation option on the product application or enrollment form to participate in this aspect of the program. Some broker-dealers require that this option be selected each year. Please check with your financial representative.

Important Information

Using an asset allocation methodology does not guarantee greater or more consistent returns. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off in an investment option or options representing a single asset class than in a model. However, such a strategy involves a greater degree of risk because of the concentration of like securities in a single asset class.

The models have been designed by Ibbotson and represent suggested allocations which are provided as general guidance. You should work with your financial adviser to assist you in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

Information concerning the specific models can be obtained from your financial representative.

We have the right to modify, suspend or terminate the Polaris Portfolio Allocator Program at any time.

Transfers During the Accumulation Phase

During the Accumulation Phase you may transfer funds between the Variable Portfolios. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios in writing or by telephone. Additionally, you may access your account and request transfers between Variable Portfolios through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day we receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. Pacific Standard Time ("PST"). If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We have notified you of the restrictions if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

  .  the dollar amount of the transfer;
  .  the total assets of the Variable Portfolio involved in the transfer;
  . the number of transfers completed in the current calendar quarter; or . whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, see INCOME OPTIONS on page 20.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Dollar Cost Averaging

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio, the 6-month DCA fixed account or the one-year DCA fixed account (source accounts) to any other Variable Portfolio (target accounts). Transfers are monthly and count against your 15 free transfers per contract year. The minimum transfer amount under the DCA program is $100, regardless of the source account. The fixed account options are not available as target accounts for the DCA program. Currently, there is no charge for participating in the DCA program.

The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into the accounts. If you allocate a Purchase Payment into the DCA fixed accounts, we transfer all your money into the Variable Portfolios over the six-month or one-year period. You cannot change the option once selected. The entire amount must be transferred at the end of 6 months for the 6-month DCA fixed account and at the end of 1 year for the 1-year DCA fixed account.

We determine the amount of the transfers from the 6-month and one-year DCA fixed accounts based on the total amount of money allocated to the account.

For example, let's say you allocate $1,000 to the 1-year DCA account. We completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

    Example:

    Assume that you want to gradually move $750 each month from the Cash Management Portfolio to the Aggressive Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

          Month                Accumulation Unit           Units Purchased
--------------------------------------------------------------------------------
            1                       $ 7.50                       100
            2                       $ 5.00                       150
            3                       $10.00                        75
            4                       $ 7.50                       100
            5                       $ 5.00                       150
            6                       $ 7.50                       100

    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Asset Allocation Rebalancing

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. Currently, there is no charge for participating in the Asset Rebalancing Program.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

    Example:

    Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

Voting Rights

Anchor National is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

Substitution

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

================================================================================
                             ACCESS TO YOUR MONEY
================================================================================

You can access money in your contract in two ways:

   . by making a partial or total withdrawal, and/or;

   . by receiving income payments during the Income Phase. See INCOME OPTIONS on page 20.

Under most circumstances, the partial withdrawals minimum is $1,000. We require that the value left in any investment option be at least $500, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. See TAXES on page 21.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

Systematic Withdrawal Program

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years.

We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

================================================================================
                                 DEATH BENEFIT
================================================================================

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. The death benefit options are discussed in detail below. At the time you purchase your contract, you may select one of the two enhanced death benefit options. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. See INCOME OPTIONS on page 20.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

    1. a certified copy of the death certificate; or

    2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

    3. a written statement by a medical doctor who attended the deceased at the time of death; or

    4. any other proof satisfactory to us.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. See Spousal Continuation on page 18.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The term Net Purchase Payment is used frequently in explaining the death benefit options and EstatePlus benefit below. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

Standard Death Benefit

The standard death benefit on your contract is the greater of:

    1. Net Purchase Payments; or

    2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

Optional Enhanced Death Benefits

For an additional fee, you may elect one of the enhanced death benefits below which can provide greater protection for your beneficiaries. You must choose either Option 1 or Option 2 at the time you purchase your contract and you cannot change your election at any time after issuance. The enhanced death benefit options are not available if you are age 81 or older at the time of contract issue. The fee for the enhanced death benefits is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios. The optional enhanced death benefits are not available in all states.

Option 1 -- Purchase Payment Accumulation Option

The death benefit is the greatest of:

    1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

    2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

    3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

Option 2 -- Maximum Anniversary Option

The death benefit is the greatest of:

    1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

    2. Net Purchase Payments; or

    3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Maximum Anniversary Option, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this Option if:

   . you are age 81 or older at the time of contract issue; or

   . you are age 90 or older at the time of your death.

EstatePlus

EstatePlus is an optional benefit that, if selected, may increase your death benefit amount. In order to elect EstatePlus, you must elect one of the optional enhanced death benefits described above.

If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage.

The table below provides the details if you are age 69 or younger at the time we issue your contract:

                                                         Maximum EstatePlus
 Contract Year of Death      EstatePlus Percentage           Percentage
--------------------------------------------------------------------------------
Years 0-4                  25% of earnings            40% of Net
                                                      Purchase Payments
--------------------------------------------------------------------------------
Years 5-9                  40% of earnings            65% of Net
                                                      Purchase Payments*
--------------------------------------------------------------------------------
Years 10+                  50% of earnings            75% of Net
                                                      Purchase Payments*
--------------------------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

                                                         Maximum EstatePlus
 Contract Year of Death      EstatePlus Percentage           Percentage
--------------------------------------------------------------------------------
All Contract Years         25% of earnings            40% of Net
                                                      Purchase Payments*
--------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. See SPOUSAL CONTINUATION below. The EstatePlus benefit is not payable after the latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the latest Annuity Date. See INCOME OPTIONS on page 20.

EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

We reserve the right to modify, suspend or terminate the EstatePlus benefit (in its entirety or any component at any time) at any time for prospectively issued contracts.

Spousal Continuation

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix A.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. See Appendix A for a discussion of the death benefit calculations after a Spousal Continuation.

We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time for prospectively issued contracts.

================================================================================
                                   EXPENSES

================================================================================

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

Separate Account

The Company deducts a Separate Account charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract administration and distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the Separate Account charge, and other fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Separate Account Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

Other Revenue

We may receive compensation of up to 0.40% from the investment advisers or their affiliate of the underlying investments of the Trusts for services related to the availability of those underlying investments in the contract.

Investment Charges

    Investment Management Fees

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables located at page 4 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts.

    12b-1 Fees

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class 3 shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% fee applicable to Class 2 shares of American Funds Insurance Series, Class 3 shares of Anchor Series Trust, Class 3 shares of SunAmerica Series Trust and the Class II shares of the Van Kampen Life Investment Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.

Transfer Fee

Generally, we currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). See INVESTMENT OPTIONS on page 11.

Optional Enhanced Death Benefit Fee

Please see page 17 for more information on the enhanced death benefit fee.

Optional EstatePlus Fee

Please see page 17 for more information on the EstatePlus fee.

Premium Tax

Certain states charge the Company a tax on the premiums you pay into the contract ranging from zero to 3.50%. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers, its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

================================================================================
                                INCOME OPTIONS

================================================================================

Annuity Date

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as discussed under Option 5 below, after your income payments begin you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. See TAXES on page 21.

Income Options

Currently, this Contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

   Option 1 - Life Income Annuity

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

   Option 2 - Joint and Survivor Life Annuity

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

   Option 3 - Joint and Survivor Life Annuity with 10 or 20 Years Guaranteed

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

   Option 4 - Life Annuity with 10 or 20 Years Guaranteed

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

   Option 5 - Income for a Specified Period

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

Fixed or Variable Income Payments

You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

Income Payments

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

   . for life options, your age when payments begin, and in most states, if a non-qualified contract, your gender, and;

   . the value of your contract in the Variable Portfolios on the Annuity Date, and;

   . the 3.5% assumed investment rate used in the annuity table for the contract, and;

   . the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

Transfers During the Income Phase

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also "Access to Your Money" for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

================================================================================
                                     TAXES

================================================================================

NOTE:   WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION
OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are:
Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions - Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions - Qualified Contracts

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, which are effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Non-Qualified Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

================================================================================
                                  PERFORMANCE

================================================================================

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the subaccount inception date, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the subaccount was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

================================================================================
                               OTHER INFORMATION

================================================================================

Anchor National

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp. and the AIG Advisors Group, Inc. (comprising seven wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance and broker-dealer services.

The Separate Account

Anchor National established a separate account, Variable Separate Account ("separate account"), under Arizona law on January 1, 1996. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of Anchor National. Assets in the separate account are not guaranteed by Anchor National.

The General Account

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Distribution of the Contract

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We pay an initial commission of up to 3.00% of your Purchase Payments. We may also pay an annual trail commission of up to 1.50%, payable quarterly starting as early as the second contract year.We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contract.

Administration

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the Separate Account.

Ownership

The Polaris Advisor Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.


Independent Accountants

The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 are incorporated by reference into this prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Sales of the Polaris Advisor Variable Annuity have only recently begun; therefore, there are no separate account financial statements available.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

================================================================================
                             TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

================================================================================

                         Separate Account.........  3
                         General Account..........  3
                         Performance Data.........  4
                         Income Payments..........  8
                         Annuity Unit Values......  8
                         Taxes.................... 10
                         Distribution of Contracts 15
                         Financial Statements..... 15

================================================================================
          APPENDIX A - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION

================================================================================


Capitalized terms used in this Appendix have the same meaning as they have in prospectus.

The term "Continuation Net Purchase Payments" is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

1. Standard Death Benefit:

    If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

    a. Continuation Net Purchase Payments; or

    b. contract value on the date we receive all required paperwork and satisfactory proof of death.

    If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

    a. Net Purchase Payments; or

    b. contract value on the date we receive all required paperwork and satisfactory proof of death.

2. Purchase Payment Accumulation Option

    If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

    a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

    b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

    c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

    If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

    a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

    b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

    c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

3. Maximum Anniversary Value Option - if the continuing spouse is below age 90 at the time of death, and:

    If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

  a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

  b. Continuation Net Purchase Payments; or

  c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

    If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

  a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

  b. Net Purchase Payments received since the original issue date; or

  c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

B.  The EstatePlus Benefit Payable upon Continuing Spouse's Death:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The following table provides the details, if the Continuing Spouse is age 69 or younger on the Continuation Date:

              Contract Year    EstatePlus           Maximum
               of Death        Percentage    EstatePlus Percentage
             -----------------------------------------------------
               Years 0-4     25% of earnings 40% of Continuation
                                             Net Purchase Payments
             -----------------------------------------------------
               Years 5-9     40% of earnings 65% of Continuation
                                             Net Purchase
                                             Payments*
             -----------------------------------------------------
               Years 10+     50% of earnings 75% of Continuation
                                             Net Purchase
                                             Payments*

If the Continuing Spouse is between their 70th and 81st birthdays on the Continuation Date, the table below shows the available EstatePlus benefit:

             Contract Year   EstatePlus            Maximum
               of Death      Percentage     EstatePlus Percentage
             -----------------------------------------------------
             All Contract  25% of earnings 40% of Continuation Net
              Years                        Purchase Payments*

* Purchase Payments received after the 5th year following the Continuation Date must remain in the contract for at least six full months to be included as part of Continuation Net Purchase Payments for purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

   (1) equals the contract value on the Continuing Spouse's date of death;

   (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time for prospectively issued contracts.

       Please forward a copy (without charge) of the Polaris Advisor Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

     ---------------------------------------------------------------------
     Name

     ---------------------------------------------------------------------
     Address

     ---------------------------------------------------------------------
     City/State/Zip

     Date:                                                         Signed:

       Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499,
       Los Angeles, California 90054-0299

                      STATEMENT OF ADDITIONAL INFORMATION

                       FIXED AND VARIABLE GROUP DEFERRED
      ANNUITY CONTRACTS ISSUED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY
                              IN CONNECTION WITH
                           VARIABLE SEPARATE ACCOUNT
          (PORTION RELATING TO THE POLARIS ADVISOR VARIABLE ANNUITY)


   This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated November 11, 2002 relating to the annuity contracts described above, a copy of which may be obtained without charge by calling (800) 445-SUN2 or by written request addressed to:

                    Anchor National Life Insurance Company
                            Annuity Service Center
                                P.O. Box 54299
                      Los Angeles, California 90054-0299

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER 11, 2002

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
Separate Account.................................................   3

General Account..................................................   3

Performance Data.................................................   4

Income Payments..................................................   8

Annuity Unit Values..............................................   8

Taxes............................................................  10

Distribution of Contracts........................................  15

Financial Statements.............................................  15

                               SEPARATE ACCOUNT

   Variable Separate Account was established by Anchor National Life Insurance Company (the "Company") on January 1, 1996, pursuant to the provisions of Arizona law, as a segregated asset account of the Company when it assumed the separate account, originally established under California law on June 25, 1981. The Company has since redomesticated to Arizona, effective January 1, 1996. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

   The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

   The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable Income Payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

   The basic objective of a variable annuity contract is to provide variable Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that variable Income Payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

   Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the variable Income Payments).

                                GENERAL ACCOUNT

   The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the 6 month DCA fixed account and/or the one year DCA fixed account available in connection with the general account, as elected by the owner at the time of purchasing a contract or upon making a subsequent payment. Assets supporting amounts allocated to the 6 month DCA fixed account and/or the one-year DCA fixed account become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

   The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                               PERFORMANCE DATA

   From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Cash Management Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

   In addition, the separate account may advertise "total return" data for the Variable Portfolios (including the Cash Management Portfolio) from the inception of the separate account. A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio.

   In calculating hypothetical historical adjusted returns, for periods starting prior to the date the subaccounts were first offered to the public, the total return data for the Variable Portfolios of the separate account will be derived from the performance of the corresponding underlying funds of American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust (Trusts), modified to reflect the charges and expenses as if the separate account Variable Portfolio had been in existence since the inception date of each respective Trusts' underlying fund. Thus, such performance figures should not be construed to be actual historic performance of the relevant separate account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). We commonly refer to these performance calculations as hypothetical adjusted historical returns. The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

   Performance data for the various Variable Portfolios are computed in the manner described below.

Cash Management Portfolio

   The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending December 31, 2001 were -0.42% and -0.42%, respectively.

   Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

      Base Period Return = (EV-SV) / (SV)
   where:
      SV = value of one Accumulation Unit at the start of a 7 day period

      EV = value of one Accumulation Unit at the end of the 7 day period

   The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the underlying fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the portion of the annual mortality and expense risk and distribution expense charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 365/7).

   The current yield is then obtained by annualizing the Base Period Return:

      Current Yield = (Base Period Return) x (365/7)

   The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

      Effective Yield = [(Base Period Return + 1) /365 / 7 - 1]/

   The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

   Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

   The Variable Portfolios of the separate account compute their performance data as "total return". The total returns of the various Variable Portfolios for 1 year and since each Variable Portfolio's inception date are shown below.

   These rates of return do not reflect election of the optional enhanced death benefit or EstatePlus features. The rates of return would be lower if the feature were included in the calculations. The total return figures are based on historical data and are not intended to indicate future performance.

                           VARIABLE SEPARATE ACCOUNT
                                POLARIS ADVISOR
                           STANDARDIZED PERFORMANCE
                       Total Annual Return (In Percent)
                      For Period Ending December 31, 2001

                                                      Variable                            Since
                                                      Portfolio                          Variable
                                                      Inception                         Portfolio
Variable Portfolio                                      Date      1 Year  3 Year 5 Year  Inception
------------------                                   ---------    ------- ------ ------ ----------
Anchor Series Trust
Capital Appreciation...............................   02/12/93    -14.13%  8.78% 13.75%   14.43%
Government and Quality Bond........................   02/22/93      5.04%  3.55%  5.08%    4.68%
Growth.............................................   02/19/93    -14.61%  1.16% 10.93%   11.67%
Natural Resources..................................   10/31/94     -2.82% 16.62%  2.96%    4.88%

SunAmerica Series Trust
Aggressive Growth..................................   06/03/96    -32.88%  0.46%  5.24%    5.47%
Alliance Growth....................................   02/09/93    -15.51% -4.39% 11.03%   13.94%
Asset Allocation...................................   07/01/93     -4.53%  0.18%  4.07%    7.31%
Blue Chip Growth...................................   07/10/00    -22.10%    N/A    N/A  -24.05%
Corporate Bond.....................................   07/01/93      5.66%  1.67%  3.58%    3.75%
Davis Venture Value................................   10/28/94    -12.89%  2.23%  9.51%   14.10%
Dogs of Wall Street................................   04/01/98      5.97% -0.70%    N/A   -1.08%
Emerging Markets...................................   06/02/97     -3.43%  1.72%    N/A   -9.09%
Federated Value....................................   06/03/96     -4.05%  0.23%  8.54%    8.98%
Foreign Value......................................   N/A/(1)/        N/A    N/A    N/A      N/A
Global Bond........................................   07/01/93      3.17%  2.50%  4.86%    5.16%
Global Equities....................................   02/09/93    -19.52% -5.59%  2.80%    6.21%
Goldman Sachs Research.............................   07/05/00    -26.50%    N/A    N/A  -20.23%
Growth Opportunities...............................   07/06/00    -34.39%    N/A    N/A  -30.91%
Growth-Income......................................   02/09/93    -17.39% -1.68%  9.94%   11.47%
High-Yield Bond....................................   02/09/93     -6.02% -4.32% -1.25%    2.29%
International Diversified Equities.................   10/28/94    -25.30% -9.81% -2.24%   -0.01%
International Growth and Income....................   06/02/97    -23.59% -2.49%    N/A    1.32%
Marsico Growth.....................................   12/29/00    -14.98%    N/A    N/A  -14.91%
MFS Growth and Income..............................   02/09/93    -17.52% -5.64%  5.25%    7.34%
MFS Mid-Cap Growth.................................   04/01/99    -23.97%    N/A    N/A   11.00%
MFS Total Return...................................   10/28/94     -1.22%  4.69%  9.13%   10.77%
Putnam Growth......................................   02/09/93    -25.46% -8.56%  5.66%    7.28%
Real Estate........................................   06/02/97      4.18%  4.82%    N/A    2.52%
Small & Mid Cap Value..............................   N/A/(1)/        N/A    N/A    N/A      N/A
SunAmerica Balanced................................   06/03/96    -14.67%  3.27%  6.27%    7.30%
Technology.........................................   07/05/00    -48.54%    N/A    N/A   51.18%
Telecom Utility....................................   09/16/96    -15.24% -8.84%  0.96%    2.43%
Worldwide High Income..............................   10/28/94     -4.94%  2.03% -0.36%    4.84%

Lord Abbett Series Fund Inc.
Lord Abbett Series Fund Inc.--Growth and Income....   N/A/(2)/        N/A    N/A    N/A      N/A

Van Kampen Life Investment Trust
Van Kampen LIT Comstock, Class II Shares...........   10/15/01        N/A    N/A    N/A      N/A
Van Kampen LIT Emerging Growth, Class II Shares....   10/15/01        N/A    N/A    N/A      N/A
Van Kampen LIT Growth and Income, Class II Shares..   10/15/01        N/A    N/A    N/A      N/A

American Funds Insurance Series
American Funds Global Growth ......................   N/A/(3)/        N/A    N/A    N/A      N/A
American Funds Growth..............................   N/A/(3)/        N/A    N/A    N/A      N/A
American Funds Growth-Income.......................   N/A/(3)/        N/A    N/A    N/A      N/A

--------
(1) The Foreign Value Portfolio and the Small & Mid-Cap Value Portfolio were not available for sale in the separate account until 08/01/02.
(2) The Lord Abbett Growth and Income Portfolio was not available for sale in the separate account until 05/01/02.
(3) Separate investment of American Funds Insurance Series, Class 2 shares. All funds in the American Fund Insurance Series were not available for sale in the separate account until 09/30/02.

                           VARIABLE SEPARATE ACCOUNT
                                POLARIS ADVISOR
                 HYPOTHETICAL ADJUSTED HISTORICAL PERFORMANCE
                       Total Annual Return (In Percent)
                      For Period Ending December 31, 2001

                                                        Trust
                                                      Inception                          Since Trust
Variable Portfolio                                      Date      1 Year  5 Year 10 Year  Inception
------------------                                  ---------     ------- ------ ------- -----------
Anchor Series Trust
Capital Appreciation...............................   03/23/87    -14.13% 13.75% 15.69%     13.48%
Government and Quality Bond........................   09/05/84      5.04%  5.08%  4.93%      7.15%
Growth.............................................   09/05/84    -14.61% 10.93% 10.14%     11.65%
Natural Resources..................................   01/04/88     -2.82%  2.96%  7.18%      5.78%

SunAmerica Series Trust
Aggressive Growth..................................   06/03/96    -32.88%  5.24%    N/A      5.47%
Alliance Growth....................................   02/09/93    -15.51% 11.03%    N/A     13.94%
Asset Allocation...................................   07/01/93     -4.53%  4.07%    N/A      7.31%
Blue Chip Growth...................................   07/05/00    -22.10%    N/A    N/A    -23.31%
Corporate Bond.....................................   07/01/93      5.66%  3.58%    N/A      3.75%
Davis Venture Value................................   10/28/94    -12.89%  9.51%    N/A     14.10%
Dogs of Wall Street................................   04/01/98      5.97%    N/A    N/A     -1.08%
Emerging Markets...................................   06/02/97     -3.43%    N/A    N/A     -9.09%
Federated Value....................................   06/03/96     -4.05%  8.54%    N/A      8.98%
Foreign Value......................................   N/A/(1)/        N/A    N/A    N/A        N/A
Global Bond........................................   07/01/93      3.17%  4.86%    N/A      5.16%
Global Equities....................................   02/09/93    -19.52%  2.80%    N/A      6.21%
Goldman Sachs Research.............................   07/05/00    -26.50%    N/A    N/A    -20.23%
Growth Opportunities...............................   07/05/00    -34.39%    N/A    N/A    -30.87%
Growth Income......................................   02/09/93    -17.39%  9.94%    N/A    -11.47%
High-Yield Bond....................................   02/09/93     -6.02% -1.25%    N/A      2.29%
International Diversified Equities.................   10/28/94    -25.30% -2.24%    N/A      0.01%
International Growth and Income....................   06/02/97    -23.59%    N/A    N/A      1.32%
Marsico Growth.....................................   12/29/00    -14.98%    N/A    N/A    -14.91%
MFS Growth and Income..............................   02/09/93    -17.52%  5.25%    N/A      7.34%
MFS Mid-Cap Growth.................................   04/01/99    -23.97%    N/A    N/A     11.00%
MFS Total Return...................................   10/28/94     -1.22%  9.13%    N/A     10.77%
Putnam Growth......................................   02/09/93    -25.46%  5.66%    N/A      7.28%
Real Estate........................................   06/02/97      4.18%    N/A    N/A      2.52%
Small & Mid Cap Value..............................   N/A/(1)/        N/A    N/A    N/A        N/A
SunAmerica Balanced................................   06/03/96    -14.67%  6.27%    N/A      7.30%
Technology.........................................   07/05/00    -48.54%    N/A    N/A    -51.18%
Telecom Utility....................................   06/03/96    -15.24%  0.96%    N/A      2.28%
Worldwide High Income..............................   10/28/94     -4.94% -0.36%    N/A      4.84%

Lord Abbett Series Fund, Inc.
Lord Abbett Series Fund Inc.- Growth and Income....   12/11/89     -8.13% 10.45% 12.39%     12.36%

Van Kampen Life Investment Trust
Van Kampen LIT Comstock, Class II Shares...........   04/30/99     -4.26%    N/A    N/A      5.00%
Van Kampen LIT Emerging Growth, Class II Shares....   07/03/95    -32.69% 13.78%    N/A     15.40%
Van Kampen LIT Growth and Income, Class II Shares..   12/23/96     -1.86% 10.50%    N/A     11.41%

American Funds Insurance Series
American Funds Global Growth.......................   04/30/97    -15.53%    N/A    N/A      9.58%
American Funds Growth..............................   02/08/84    -19.40% 16.94% 14.61%     14.46%
American Funds Growth-Income.......................   02/08/84      0.99% 11.07% 11.67%     12.59%

   Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same
--------
(1) The Foreign Value Portfolio and the Small & Mid-Cap Portfolio were not available for sale in the separate account until 08/01/02.

contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

      P (1 + T)/n /= ERV

   where:

      P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or
           10 year period as of the end of the period (or fractional portion thereof).

   The total return figures reflect the effect of recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                INCOME PAYMENTS

Initial Monthly Income Payments

   The initial Income Payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable Income Payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

   The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly Income Payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable Income Payment. The number of Annuity Units determined for the first variable Income Payment remains constant for the second and subsequent monthly variable Income Payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

   For fixed Income Payments, the amount of the second and each subsequent monthly Income Payment is the same as that determined above for the first monthly payment.

   For variable Income Payments, the amount of the second and each subsequent monthly Income Payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each Income Payment is due.

                              ANNUITY UNIT VALUES

   The value of an Annuity Unit is determined independently for each Variable Portfolio.

   The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceed 3.5%, variable Income Payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Income Payments to increase (or not to decrease).

   The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each Income Payment will vary accordingly.

   For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

   The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

   The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

      (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

      (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

   The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change in the value of the Variable Portfolio; a NIF greater than 1.000 results from an increase in the value of the Variable Portfolio; and a NIF less than 1.000 results from a decrease in the value of the Variable Portfolio. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

Illustrative Example

   Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

      NIF = ($11.46 / $11.44)

      = 1.00174825

Illustrative Example

   The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Income Payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

      1 / [(1.035) (1/12)] = 0.99713732

   In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

      $10.103523 x 1.00174825 x 0.99713732 = $10.092213

Variable Income Payments

  Illustrative Example

   Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Income Payment date is $13.327695.

   P's first variable Income Payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly Income Payments for each $1,000 of applied contract value, P's first variable Income Payment is determined by multiplying the monthly installment of $5.42 (Option 4v table, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

      First Payment = $5.42 X ($116,412.31/$1,000) = $630.95

   The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Annuity Units to Annuity Units of another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

      Annuity Units = $630.95/$13.256932 = 47.593968

   P's second variable Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

      Second Payment = 47.593968 X $13.327695 = $634.32

   The third and subsequent variable Income Payments are computed in a manner similar to the second variable Income Payment.

   Note that the amount of the first variable Income Payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Income Payments.

                                     TAXES

General

NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES.

   Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as Income Payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

   For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

   The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax On Distributions

   The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

   An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) Income Payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

   Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification--Separate Account Investments

   Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

   The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

   Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

   The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Tax Treatment of Assignments

   An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

Tax Treatment of Gifting a Contract

   If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers

   The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs).

   Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. These restrictions do not apply to amounts transferred to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7).

Partial 1035 Exchanges

   Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contact, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

Qualified Plans

   The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

   Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

   Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

   (a) H.R. 10 Plans

      Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   (b) Tax-Sheltered Annuities

      Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (c) Individual Retirement Annuities

      Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (d) ROTH IRAS

      Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

      (e) Corporate Pension and Profit-sharing Plans

      Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

      (f) Deferred Compensation Plans--Section 457

      Under Section 457 of the Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation plans. The amounts deferred under a Plan which meets the requirements of Section 457 are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. Furthermore, the Code provides additional requirements and restrictions regarding eligibility, contributions and distributions.

      All of the assets and income of a Plan established by a governmental employee after August 23, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 23, 1995 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt non-governmental employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b). In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

      In general, distributions from a Plan are prohibited under section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency as defined in the Code.

      Under present federal tax law, amounts accumulated in a Plan under section 457 cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other plans under section 457.

                           DISTRIBUTION OF CONTRACTS

   The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                             FINANCIAL STATEMENTS

   The audited consolidated financial statements of the AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2001, and 2000, and for the years ended December 31, 2001, 2000 and 1999 are presented in this Statement of Additional Information. The consolidated financial statements of AIG SunAmerica Life Assurance Company should be considered only as bearing on the ability of AIG SunAmerica Life Assurance Company to meet its obligation under the contracts for amounts allocated to the DCA accounts for 6-month and 1-year periods.

   Financial Statements of Variable Separate Account (Portion Relating to the Polaris Advisor Variable Annuity) are not yet available as sales have only recently begun.

   PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and AIG SunAmerica Life Assurance Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants



To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2002






                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET



                                                  December 31,     December 31,
                                                          2001             2000
                                                  ------------     ------------
                                                          (In thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                 $   200,064      $   169,701
   Bonds, notes and redeemable
     preferred stocks available for sale,
     at fair value (amortized cost:
     December 2001, $4,607,901;
     December 2000, $4,130,570)                      4,545,075        4,007,902
   Mortgage loans                                      692,392          684,174
   Partnerships                                        451,583            8,216
   Policy loans                                        226,961          244,436
   Separate account seed money                          50,560          104,678
   Common stocks available for sale,
     at fair value (cost: December 2001,
     $1,288; December 2000, $1,001)                        861              974
   Real estate                                          20,091           24,139
   Other invested assets                               563,739           18,514
                                                   -----------      -----------

   Total investments and cash                        6,751,326        5,262,734

Variable annuity assets held in separate
   accounts                                         18,526,413       20,393,820
Accrued investment income                               65,272           57,555
Deferred acquisition costs                           1,419,498        1,286,456
Income taxes currently receivable from Parent           61,435           60,992
Other assets                                           117,644          127,921
                                                   -----------      -----------

TOTAL ASSETS                                       $26,941,588      $27,189,478
                                                   ===========      ===========


           See accompanying notes to consolidated financial statements





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)



                                                 December 31,       December 31,
                                                         2001               2000
                                                 ------------       ------------
                                                        (In thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  3,498,917       $  2,778,229
   Reserves for universal life insurance
     contracts                                      1,738,493          1,832,667
   Reserves for guaranteed investment
     contracts                                        483,861            610,672
   Securities lending agreements                      541,899                 --
   Modified coinsurance deposit liability              61,675             97,647
   Other liabilities                                  226,550            206,677
                                                 ------------       ------------
   Total reserves, payables and accrued
     liabilities                                    6,551,395          5,525,892
                                                 ------------       ------------
Variable annuity liabilities related to
   separate accounts                               18,526,413         20,393,820
                                                 ------------       ------------
Subordinated notes payable to affiliates               58,814             55,119
-------------------------------------------      ------------       ------------
Deferred income taxes                                 210,970             85,978
                                                 ------------       ------------
Shareholder's equity:
   Common stock                                         3,511              3,511
   Additional paid-in capital                         925,753            493,010
   Retained earnings                                  694,004            697,730
   Accumulated other comprehensive loss               (29,272)           (65,582)
                                                 ------------       ------------
   Total shareholder's equity                       1,593,996          1,128,669
                                                 ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 26,941,588       $ 27,189,478
                                                 ============       ============


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME



                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                        2001           2000           1999
                                                   ---------      ---------      ---------
                                                                (In thousands)
Investment income                                  $ 375,213      $ 399,355      $ 516,001
                                                   ---------      ---------      ---------
Interest expense on:
   Fixed annuity contracts                          (133,647)      (140,322)      (231,929)
   Universal life insurance
     contracts                                       (81,773)       (86,263)      (102,486)
   Guaranteed investment
     contracts                                       (25,079)       (34,124)       (19,649)
   Senior indebtedness                                  (945)            --           (199)
   Subordinated notes payable
     to affiliates                                    (4,475)        (4,144)        (3,474)
                                                   ---------      ---------      ---------
   Total interest expense                           (245,919)      (264,853)      (357,737)
                                                   ---------      ---------      ---------
NET INVESTMENT INCOME                                129,294        134,502        158,264
                                                   ---------      ---------      ---------
NET REALIZED INVESTMENT LOSSES                       (92,711)       (15,177)       (19,620)
                                                   ---------      ---------      ---------
Fee income:
   Variable annuity fees                             361,877        400,495        306,417
   Net retained commissions                           47,572         62,202         51,039
   Asset management fees                              63,529         73,922         43,510
   Universal life insurance fees, net                 18,909         20,258         28,932
   Surrender charges                                  24,911         20,963         17,137
   Other fees                                         14,551         12,959          6,327
                                                   ---------      ---------      ---------
TOTAL FEE INCOME                                     531,349        590,799        453,362
                                                   ---------      ---------      ---------
GENERAL AND ADMINISTRATIVE EXPENSES                 (146,169)      (170,076)      (146,297)
                                                   ---------      ---------      ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                                (220,316)      (158,007)      (116,840)
                                                   ---------      ---------      ---------
ANNUAL COMMISSIONS                                   (58,278)       (56,473)       (40,760)
                                                   ---------      ---------      ---------
GUARANTEED MINIMUM DEATH BENEFITS                    (21,606)        (1,551)          (386)
                                                   ---------      ---------      ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                                 121,563        324,017        287,723
                                                   ---------      ---------      ---------
Income tax expense                                   (20,852)      (108,445)      (103,025)
                                                   ---------      ---------      ---------
NET INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                               $ 100,711      $ 215,572      $ 184,698
                                                   ---------      ---------      ---------
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
   NET OF TAX (NOTE 2)                               (10,342)            --             --
                                                   ---------      ---------      ---------
NET INCOME                                         $  90,369      $ 215,572      $ 184,698
                                                   ---------      ---------      ---------


           See accompanying notes to consolidated financial statements





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)




                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                        2001           2000           1999
                                                   ---------      ---------      ---------
                                                                (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
   NET OF TAX:
     Net unrealized gains (losses)
       on debt and equity securities
       available for sale identified
       in the current period (net of
       income tax benefit of $3,646,
       income tax expense of $20,444
       and income tax benefit of $63,900
       for 2001, 2000 and 1999, respectively)      $  (6,772)     $  37,968      $(118,669)

     Less reclassification adjustment
       for net realized losses included in net
       income (net of income tax benefit
       of $22,422, $4,848 and $4,165 for
       2001, 2000 and 1999, respectively)             41,640          9,003          7,735

CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
   NET OF TAX (NOTE 2)                                 1,389             --             --

Net change related to cash flow hedges
   (net of income tax expense of $28
   for 2001)                                              53             --             --
                                                   ---------      ---------      ---------
OTHER COMPREHENSIVE INCOME (LOSS)                     36,310         46,971       (110,934)
                                                   ---------      ---------      ---------
COMPREHENSIVE INCOME                               $ 126,679      $ 262,543      $  73,764
                                                   =========      =========      =========


           See accompanying notes to consolidated financial statements



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                        Years Ended December 31,
                                                            ---------------------------------------------
                                                                   2001             2000             1999
                                                            -----------      -----------      -----------
                                                                            (In thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
   Net income                                               $    90,369      $   215,572      $   184,698
   Adjustments to reconcile net income to net
     cash provided by operating activities:
     Cumulative effect of accounting change,
        net of tax                                               10,342               --               --
     Interest credited to:
        Fixed annuity contracts                                 133,647          140,322          231,929
        Universal life insurance contracts                       81,773           86,263          102,486
        Guaranteed investment contracts                          25,079           34,124           19,649
     Net realized investment losses                              92,711           15,177           19,620
     Amortization (accretion) of net
        premiums (discounts) on investments                       4,554           (2,198)         (18,343)
     Universal life insurance fees                              (18,909)         (20,258)         (28,932)
     Amortization of goodwill                                     1,452            1,455              776
     Provision for deferred income taxes                        126,010          114,127         (100,013)
     Change in:
        Accrued investment income                                (7,717)           3,029            9,155
        Deferred acquisition costs                              (97,947)        (171,500)        (184,507)
        Other assets                                             15,042          (16,628)          (5,661)
        Income taxes currently
        receivable/payable from Parent                              106          (84,482)          12,367
        Due from/to affiliates                                  (68,844)          27,763           27,381
        Other liabilities                                         9,697          (40,283)          22,123
     Other, net                                                    (770)          10,799           (2,992)
                                                            -----------      -----------      -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                       396,595          313,282          289,736
                                                            -----------      -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
     Bonds, notes and redeemable preferred stock             (2,178,830)        (881,647)      (4,130,682)
     Mortgage loans                                             (70,295)        (144,303)        (331,398)
     Other investments, excluding short-term
        investments                                             (27,413)         (66,722)        (227,268)
   Sales of:
     Bonds, notes and redeemable preferred stock              1,087,090          468,221        2,660,931
     Other investments, excluding short-term
        investments                                               3,527           60,538           65,395
   Redemptions and maturities of:
     Bonds, notes and redeemable preferred stock                549,638          429,347        1,274,764
     Mortgage loans                                              63,960          136,277           46,760
     Other investments, excluding short-term
        investments                                              78,555          122,195           21,256
     Net cash and short-term investments transferred
        to affiliates in assumption reinsurance
        transaction with MBL Life Assurance Corporation              --           (3,314)        (371,634)
                                                            -----------      -----------      -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES         (493,768)         120,592         (991,876)
                                                            -----------      -----------      -----------


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)



                                                                    Years Ended December 31,
                                                        ---------------------------------------------
                                                               2001             2000             1999
                                                        -----------      -----------      -----------
                                                                        (In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Deposit and premium receipts on:
     Fixed annuity contracts                            $ 2,280,498      $ 1,764,600      $ 2,016,851
     Universal life insurance contracts                      52,469           58,738           78,864
     Guaranteed investment contracts                         40,000          350,000               --
   Net exchanges from the fixed accounts
     of variable annuity contracts                       (1,368,527)      (1,994,710)      (1,821,324)
   Withdrawal payments on:
     Fixed annuity contracts                               (315,794)        (320,778)      (2,232,374)
     Universal life insurance contracts                     (55,361)        (145,067)         (81,634)
     Guaranteed investment contracts                       (191,919)         (78,312)         (19,742)
   Claims and annuity payments on:
     Fixed annuity contracts                                (52,685)        (114,761)         (46,578)
     Universal life insurance contracts                    (146,998)        (118,302)        (158,043)
   Net receipts from (repayments of)
     other short-term financings                             15,920          (33,689)          40,924
   Net receipts (payments) related to a
     modified coinsurance transaction                       (35,972)         (43,110)         140,757
   Net receipts from issuances of subordinated
     notes payable to affiliate                                  --           17,303               --
   Capital contributions received                                --               --          114,400
   Return of capital by Parent                                   --               --         (170,500)
   Dividends paid to Parent                                 (94,095)         (69,000)              --
                                                        -----------      -----------      -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES         127,536         (727,088)      (2,138,399)
                                                        -----------      -----------      -----------
NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                                30,363         (293,214)      (2,840,539)
CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                                   169,701          462,915        3,303,454
                                                        -----------      -----------      -----------
CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                                     $   200,064      $   169,701      $   462,915
                                                        ===========      ===========      ===========
SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Interest paid on indebtedness                        $     1,725      $     1,841      $     3,787
                                                        ===========      ===========      ===========
   Net income taxes received from (paid to) Parent      $   120,504      $   (78,796)     $  (190,126)
                                                        ===========      ===========      ===========


           See accompanying notes to consolidated financial statements




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.      NATURE OF OPERATIONS

        AIG SunAmerica Life Assurance Company (DBA Anchor National Life Insurance Company), including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consist of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), the Company's registered investment advisor and wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc. ("Royal Alliance"), a wholly owned subsidiary of the Company.

        The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. However, the Company is continuing to do business as Anchor National Life Insurance Company. It is currently anticipated that the Company will seek regulatory approval to change its name in each state in which it does business to AIG SunAmerica Life Assurance Company effective sometime in the first quarter of 2003.

        The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

        Under GAAP, deposits collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

        The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

        INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

        Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when declines in such values are considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

        Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Partnership investments in affordable housing properties are generally carried at cost, and for certain of the properties, realized tax credits reduce the carrying value of the investment as an alternative to reducing income tax expense. Limited partnerships that are invested in real estate and fixed-income securities are accounted for by the cost method of accounting. Real estate is carried at the lower of cost or net realizable value. Common stock is carried at fair value. Other invested assets consist of invested collateral with respect to the Company's securities lending program, collateralized bond obligations





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        and investments in mutual funds for the Company's asset management operations.

        The Company lends its securities and primarily takes cash as collateral with respect to the securities lent. This collateral is an amount in excess of the fair value of the securities lent. Collateral received that is other than cash also exceeds the fair value of the securities lent. The Company monitors daily the market value of securities that are on loan relative to the fair value of collateral held and obtains additional collateral when necessary. Income earned on the collateral is recorded as net investment income while interest paid on the securities lending agreements and the related management fees paid to administer the program are recorded as interest expense in the consolidated statement of income and comprehensive income.

        Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

        INTEREST RATE SWAP AGREEMENTS: As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets into fixed-rate instruments. At December 31, 2001, the Company had one outstanding Swap Agreement subject to the provisions of SFAS 133 (see "Recently Issued Accounting Standards") with a notional principal of $97,000,000 which matures in June 2002. This agreement effectively converts a $97,000,000 floating rate commercial mortgage to a fixed rate instrument. The agreement has been designated as a cash flow hedge and accordingly, the market value of the Swap Agreement, $2,218,000, has been recorded as an asset in the Company's consolidated balance sheet as of December 31, 2001. Changes in the market value of this Swap Agreement, net of taxes, are recognized as a component of other comprehensive income. There was no inefficiency associated with this Swap Agreement at adoption or in the year ended December 31, 2001.

        DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $359,162,000 and $362,085,000 for the years ended December 31, 2001 and 2000, respectively.

        As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by $16,000,000 and $21,800,000 at December 31, 2001 and 2000, respectively, for this adjustment.

        VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
        The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

        GOODWILL: Goodwill amounted to $20,150,000 (including accumulated amortization of $19,852,000) and $21,604,000 (including accumulated amortization of $18,101,000) at December 31, 2001 and 2000, respectively. Goodwill is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable. See "Recently Issued Accounting Standards" below for discussion of future accounting for goodwill effective January 1, 2002.

        RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 7 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

        FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

        INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133, and became effective for the Company on January 1, 2001. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

        In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its consolidated statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $10,342,000 ($15,910,000 before tax).




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In June 2001, FASB issued Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated income statement. SFAS 142 is effective for the year commencing January 1, 2002. In addition, SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

        As of December 31, 2001, the Company recorded $20,150,000 million of goodwill on its consolidated balance sheet. The Company has evaluated the impact of the impairment provisions of SFAS 142, and has determined that the impact on its results of operations and financial condition will not be significant.

        In August 2001, the FASB issued Statement of Financial Accounting Standard No. 144 "Accounting for the Impairment and Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 eliminates the exception to consolidation for a subsidiary for which control is likely to be temporary. As a result, this standard may impact the Company's financial statements with respect to SA Affordable Housing LLC's ownership interests in limited partnerships (see Note 9). SFAS 144 is effective for the year commencing January 1, 2002. The Company is currently evaluating the provisions of SFAS 144, and has not yet determined the impact on the Company's consolidated balance sheet or its consolidated results of operations.

    3.  ACQUISITIONS

        Pursuant to AIG's acquisition of American General Financial Group in 2001, American General's North American Funds were merged with SunAmerica Mutual Funds. The merger of these funds increased the Company's assets under management by approximately $1,329,000,000.

        On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $83,737,000 at December 31, 2001, after adjustment for the transfer of the New York





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



3.      ACQUISITIONS (Continued)

        business to FSA (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statements for the years ended December 31, 2001, 2000 and 1999 include the impact of the Acquisition.

        Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, FSA, via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

        The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

        As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due amounted to $52,093,000 and $58,329,000 on January 1, 2000 and June 30, 2001,
        respectively, and was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits. On December 31, 2001, the remaining enhancement reserve for such payments totaled $100,834,000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



4.      INVESTMENTS

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                             Amortized      Estimated
                                                  Cost     Fair Value
                                            ----------     ----------
                                                 (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                        $   24,279     $   24,069
        Mortgage-backed securities           1,532,155      1,543,175
        Securities of public utilities         223,006        222,815
        Corporate bonds and notes            2,059,160      2,002,981
        Redeemable preferred stocks             21,515         21,515
        Other debt securities                  747,786        730,520
                                            ----------     ----------
          Total                             $4,607,901     $4,545,075
                                            ==========     ==========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                        $   19,164     $   18,868
        Mortgage-backed securities           1,651,581      1,636,304
        Securities of public utilities         154,076        151,209
        Corporate bonds and notes            1,426,845      1,329,001
        Redeemable preferred stocks              1,375          1,375
        Other debt securities                  877,529        871,145
                                            ----------     ----------
          Total                             $4,130,570     $4,007,902
                                            ==========     ==========

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2001, follow:

                                             Amortized      Estimated
                                                  Cost     Fair Value
                                            ----------     ----------
                                                 (In thousands)
        Due in one year or less             $   93,363     $   94,251
        Due after one year through
          five years                         1,122,253      1,110,755
        Due after five years through
          ten years                          1,371,336      1,321,277
        Due after ten years                    488,794        475,617
        Mortgage-backed securities           1,532,155      1,543,175
                                            ----------     ----------

          Total                             $4,607,901     $4,545,075
                                            ==========     ==========

        Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



    4.  INVESTMENTS (Continued)

        Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                Gross         Gross
                                           Unrealized    Unrealized
                                                Gains        Losses
                                           ----------    ----------
                                                (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                        $     105     $    (315)
        Mortgage-backed securities             16,573        (5,553)
        Securities of public utilities          1,885        (2,076)
        Corporate bonds and notes              21,540       (77,719)
        Other debt securities                   6,226       (23,492)
                                            ---------     ---------
          Total                             $  46,329     $(109,155)
                                            =========     =========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                        $      17     $    (313)
        Mortgage-backed securities             10,000       (25,277)
        Securities of public utilities            267        (3,134)
        Corporate bonds and notes              12,682      (110,526)
        Other debt securities                  11,482       (17,866)
                                            ---------     ---------
          Total                             $  34,448     $(157,116)
                                            =========     =========

        Gross unrealized gains on equity securities aggregated $12,000 at December 31, 2001 and $18,000 at December 31, 2000. Gross unrealized losses on equity securities aggregated $439,000 at December 31, 2001 and $45,000 at December 31, 2000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



    4.  INVESTMENTS (Continued)

        Gross realized investment gains and losses on sales of investments are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        BONDS, NOTES AND REDEEMABLE
         PREFERRED STOCKS:
          Realized gains                $  34,026      $   9,608      $   8,333
          Realized losses                 (25,258)        (5,573)       (26,113)
        MORTGAGE LOANS:
          Realized losses                      --           (276)            --

        COMMON STOCKS:
          Realized gains                      164            610          4,239
          Realized losses                      --             --            (11)

        OTHER INVESTMENTS:
          Realized gains                       --          1,091             --
          Realized losses                    (685)            --             --

        IMPAIRMENT WRITEDOWNS            (100,958)       (20,637)        (6,068)
                                        ---------      ---------      ---------
          Total net realized
          investment losses             $ (92,711)     $ (15,177)     $ (19,620)
                                        =========      =========      =========

        The sources and related amounts of investment income (losses) are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        Short-term investments          $   9,430      $  21,683      $  61,764
        Bonds, notes and redeemable
          preferred stocks                285,668        290,157        348,373
        Mortgage loans                     58,262         60,608         47,480
        Partnerships                       13,905          7,031          6,631
        Policy loans                       18,218         20,200         22,284
        Common stocks                           2             --              7
        Real estate                          (272)           121           (525)
        Other invested assets              (5,038)         6,668         35,939
        Less: investment expenses          (4,962)        (7,113)        (5,952)
                                        ---------      ---------      ---------
        Total investment income         $ 375,213      $ 399,355      $ 516,001
                                        =========      =========      =========




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.      INVESTMENTS (Continued)

        At December 31, 2001, no investments in any one entity or its affiliates exceeded 10% of the Company's consolidated shareholder's equity.

        At December 31, 2001, bonds, notes and redeemable preferred stocks included $215,528,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 35 industries with 20% of these assets concentrated in telecommunications and 10% concentrated in airlines. No other industry concentration constituted more than 6% of these assets.

        At December 31, 2001, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 30% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 11% by properties located in New York. No more than 9% of the portfolio was secured by properties in any other single state.

        At December 31, 2001, the carrying value of investments in default as to the payment of principal or interest was $12,060,000 ($9,824,000 of bonds and $2,236,000 of mortgage loans).

        As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2001, the Company had one outstanding asset Swap Agreement with a notional principal amount of $97,000,000 and one outstanding liability Swap Agreement with a notional principal amount of $30,954,000. The asset Swap Agreement was entered into in May 2000 and matures in June 2002. The liability Swap Agreement was entered into in December 1996 and matures in December 2024. The net interest received or paid on the asset Swap Agreement is included in Investment Income, while the net interest received or paid on the liability Swap Agreement is included in Interest Expense in the Consolidated Statement of Income and Comprehensive Income. The total net interest received (paid) amounted to $2,599,000 for the year ended December 31, 2001, $43,000 for the year ended December 31, 2000 and $(215,000) for the year ended December 31, 1999.

        At December 31, 2001, $8,635,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

        The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

        CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

        BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

        SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

        COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

        PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

        RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

        RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

        VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

        SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.







                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        The estimated fair values of the Company's financial instruments at December 31, 2001 and 2000 compared with their respective carrying values, are as follows:

                                                      Carrying            Fair
                                                         Value           Value
                                                   -----------     -----------
                                                        (In thousands)
        DECEMBER 31, 2001:

        ASSETS:
          Cash and short-term investments          $   200,064     $   200,064
          Bonds, notes and redeemable
             preferred stocks                        4,545,075       4,545,075
          Mortgage loans                               692,392         732,393
          Policy loans                                 226,961         226,961
          Separate account seed money                   50,560          50,560
          Common stocks                                    861             861
          Partnerships                                   8,214           7,527
          Variable annuity assets held in
             separate accounts                      18,526,413      18,526,413

        LIABILITIES:
          Reserves for fixed annuity contracts     $ 3,498,917     $ 3,439,727
          Reserves for guaranteed investment
             contracts                                 483,861         490,718
          Variable annuity liabilities related
             to separate accounts                   18,526,413      18,526,413
          Subordinated notes payable to
             affiliates                                 58,814          62,273





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                      Carrying            Fair
                                                         Value           Value
                                                   -----------     -----------
                                                         (In thousands)
        DECEMBER 31, 2000:

        ASSETS:
          Cash and short-term investments          $   169,701     $   169,701
          Bonds, notes and redeemable
             preferred stocks                        4,007,902       4,007,902
          Mortgage loans                               684,174         711,543
          Policy loans                                 244,436         244,436
          Separate account seed money                  104,678         104,678
          Common stocks                                    974             974
          Partnerships                                   8,216           9,915
          Variable annuity assets held in
             separate accounts                      20,393,820      20,393,820

        LIABILITIES:
          Reserves for fixed annuity contracts     $ 2,778,229     $ 2,618,719
          Reserves for guaranteed investment
             contracts                                 610,672         610,672
          Variable annuity liabilities related
             to separate accounts                   20,393,820      20,393,820
          Subordinated notes payable to
             affiliates                                 55,119          57,774

6.      SUBORDINATED NOTES PAYABLE TO AFFILIATES

        Subordinated notes (including accrued interest of $6,354,000) payable to affiliates totaled $58,814,000 at interest rates ranging from 8% to 9.5% at December 31, 2001, and require principal payments of $21,500,000 in 2002, $20,400,000 in 2003, $3,000,000 in 2004 and $7,560,000 in 2005.
        The $6,354,000 of accrued interest was paid by the Company in January and February 2002.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



7.      REINSURANCE

        With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

        The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If a policyholder death benefit notification is received and the assets in the respective policyholder separate accounts are insufficient to fund the required minimum policy benefits, the Company is obligated to pay the difference. This exposure was reinsured on approximately 27% of the liabilities as of December 31, 2001. During January 2002, the Company entered into additional reinsurance agreements which significantly limited its exposure for certain contracts entered into in 2001 through 2003.

        Certain of the Company's variable annuities provide for a Guaranteed Minimum Income Benefit in the form of guaranteed benefit payout upon annuitization. All of the annuitization benefit at risk has been reinsured as of December 31, 2001.

        The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2001, a total reserve credit of $3,781,000 was taken against the life insurance reserves.

        On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, which amounted to $6,909,000 for the year ended December 31, 2001, $12,026,000 for the year ended December 31, 2000 and $3,621,000 for the year ended December 31, 1999, is reported as a component of General and Administrative Expenses in the Consolidated Statement of Income and Comprehensive Income.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



8.      COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2001 is $1,031,000,000. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $497,850,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

        In the ordinary course of business, the Company is obligated to purchase approximately $46,000,000 of asset backed securities as of December 31, 2001.

        The Company has entered into an agreement whereby it is committed to purchase the remaining principal amount, $240,158,000 as of December 31, 2001, of various mortgage-backed securities at par value in March 2006. At the present time, management does not anticipate any material losses with respect to this agreement.

        Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company, with the potential exception of McMurdie et al. v. SunAmerica et al., Case No. BC 194082. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

        Based on the information available at this time, management believes that the Company has not incurred material losses associated with the terrorist attacks of September 11, 2001.

        The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the Guarantee directly against American Home.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



8.      COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

        The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

        American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.      SHAREHOLDER'S EQUITY

        The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2001 and 2000, 3,511 shares were outstanding.

        Changes in shareholder's equity are as follows:

                                                                 Years Ended December 31,
                                                        ---------------------------------------
                                                             2001           2000           1999
                                                        ---------      ---------      ---------
                                                                    (In thousands)
        ADDITIONAL PAID-IN CAPITAL:
          Beginning balances                            $ 493,010      $ 493,010      $ 378,674
          Reclassification of note by Parent                   --             --        170,436
          Return of capital                                    --             --       (170,500)
          Capital contributions received                       --             --        114,250
          Contribution of partnership investment               --             --            150
          Contribution of subsidiary by Parent            432,743             --             --
                                                        ---------      ---------      ---------
        Ending balances                                 $ 925,753      $ 493,010      $ 493,010
                                                        =========      =========      =========

        RETAINED EARNINGS:
          Beginning balances                            $ 697,730      $ 551,158      $ 366,460
          Net income                                       90,369        215,572        184,698
          Dividends paid to Parent                        (94,095)       (69,000)            --
                                                        ---------      ---------      ---------
        Ending balances                                 $ 694,004      $ 697,730      $ 551,158
                                                        =========      =========      =========

        ACCUMULATED OTHER
          COMPREHENSIVE LOSS:
             Beginning balances                         $ (65,582)     $(112,553)     $  (1,619)
             Change in net unrealized
                gains (losses) on debt
                securities available for sale              59,842         79,891       (198,659)
             Change in net unrealized
                gains (losses) on equity
                securities available for sale                (400)           (27)           (10)
             Change in adjustment to deferred
                acquisition costs                          (5,800)        (7,600)        28,000
             Tax effects of net changes                   (18,774)       (25,293)        59,735
             Cumulative effect of accounting
                change, net of tax                          1,389             --             --
             Net change related to cash flow hedges            53             --             --
                                                        ---------      ---------      ---------
        Ending balances                                 $ (29,272)     $ (65,582)     $(112,553)
                                                        =========      =========      =========

        On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. All of SAAH LLC's ownership interests were subsequently contributed by the Company to SunAmerica Asset Management. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are passed on to its direct Parent, SunAmerica Asset Management. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



9.      SHAREHOLDER'S EQUITY (Continued)

        Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Currently, no dividends can be paid to stockholders in the year 2002 without prior approval. Ordinary and extraordinary dividends of $94,095,000 and $69,000,000 were paid on April 2, 2001 and March 1,
        2000, respectively. No dividends were paid in the year ended December 31, 1999.

        Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the year ended December 31, 2001 totaled $122,322,000. The Company's net income for the years ended December 31, 2000 and 1999 was approximately $168,367,000 and $261,539,000, respectively. The Company's statutory capital and surplus totaled approximately $1,009,267,000 at December 31, 2001 and $719,946,000 at December 31, 2000.

        In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the codification of statutory accounting principles ("Codification") which replaced the NAIC's previous primary guidance on statutory accounting, which became effective January 1, 2001. Codification changed prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The adoption of Codification resulted in an increase to the Company's statutory surplus of approximately $92,402,000.

        On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments to the Company.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



10.     INCOME TAXES

        The components of the provisions for federal income taxes on pretax income consist of the following:

                                       Net Realized
                                         Investment
                                     Gains (Losses)     Operations          Total
                                     --------------     ----------      ---------
                                                      (In thousands)
        YEAR ENDED DECEMBER 31, 2001:

        Currently payable                 $ (18,317)     $ (86,841)     $(105,158)
        Deferred                            (17,180)       143,190        126,010
                                          ---------      ---------      ---------
          Total income tax expense
          (benefit)                       $ (35,497)     $  56,349      $  20,852
                                          =========      =========      =========

        YEAR ENDED DECEMBER 31, 2000:

        Currently payable                 $   2,791      $  (8,473)     $  (5,682)
        Deferred                             (8,103)       122,230        114,127
                                          ---------      ---------      ---------
          Total income tax expense
            (benefit)                     $  (5,312)     $ 113,757      $ 108,445
                                          =========      =========      =========

        YEAR ENDED DECEMBER 31, 1999:

        Currently payable                 $   6,846      $ 196,192      $ 203,038
        Deferred                            (13,713)       (86,300)      (100,013)
                                          ---------      ---------      ---------
          Total income tax expense
            (benefit)                     $  (6,867)     $ 109,892      $ 103,025
                                          =========      =========      =========









                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.     INCOME TAXES (Continued)

        Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                           Years Ended December 31,
                                                  ---------------------------------------
                                                       2001           2000           1999
                                                  ---------      ---------      ---------
                                                              (In thousands)
        Amount computed at statutory rate         $  42,547      $ 113,406      $ 100,703
        Increases (decreases) resulting from:
          Amortization of differences
             between book and tax
             bases of net assets acquired               613            597            609
          State income taxes, net of
             federal tax benefit                      4,072          9,718          7,231
          Dividends received deduction              (13,406)       (10,900)        (3,618)
          Tax credits                               (16,758)        (2,382)        (1,346)
          Other, net                                  3,784         (1,994)          (554)
                                                  ---------      ---------      ---------
          Total income tax expense                $  20,852      $ 108,445      $ 103,025
                                                  =========      =========      =========

        For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2001. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



10.     INCOME TAXES (Continued)

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                  December 31,   December 31,
                                                          2001           2000
                                                  ------------   ------------
                                                         (In thousands)
        DEFERRED TAX LIABILITIES:
        Investments                                  $      --      $  18,738
        Deferred acquisition costs                     425,208        317,995
        State income taxes                               5,978          9,640
        Other liabilities                               24,247         55,101
                                                     ---------      ---------
        Total deferred tax liabilities                 455,433        401,474
                                                     ---------      ---------

        DEFERRED TAX ASSETS:
        Investments                                  $ (23,194)     $      --
        Contractholder reserves                       (184,890)      (247,591)
        Guaranty fund assessments                       (3,629)        (3,610)
        Deferred income                                (16,211)       (28,982)
        Net unrealized losses on debt and equity
          securities available for sale                (16,539)       (35,313)
                                                     ---------      ---------
        Total deferred tax assets                     (244,463)      (315,496)
                                                     ---------      ---------
        Deferred income taxes                        $ 210,970      $  85,978
                                                     =========      =========

11.     RELATED-PARTY MATTERS

        The Company pays commissions to six affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co., Inc.; and VALIC Financial Advisors. Commissions paid to these broker-dealers totaled $40,567,000 in the year ended December 31, 2001, $44,584,000 in the year ended December 31, 2000 and $37,435,000 in the year ended December 31, 1999. These broker-dealers, when combined with the Company's wholly owned broker-dealer, distribute a significant portion of the Company's variable annuity products, amounting to approximately 26.0%, 33.8% and 35.6% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3%, 33.6% and 37.9% were distributed by these affiliated broker-dealers for each of the respective periods.

        The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $130,178,000 for the year ended December 31, 2001, $132,034,000 for the year ended December 31, 2000 and $105,059,000 for the year ended December 31, 1999. The marketing component of such costs during these periods amounted to $68,757,000, $61,954,000 and $53,385,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



11.     RELATED-PARTY MATTERS (Continued)

        During the year ended December 31, 2001, the Company paid $219,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2).

        During the year ended December 31, 2001, the Company entered into a short-term financing arrangement with SunAmerica. Under the terms of this agreement, the Company has immediate access of up to $500 million. Any advances made under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2001.

        Also, during the year ended December 31, 2001, the Company entered into a short-term financing arrangement with SunAmerica whereby SunAmerica has the right to borrow up to $500 million from the Company. Any advances made by the Company under this agreement must be repaid to the Company within 30 days. As of December 31, 2001, $75 million was due to the Company under this agreement. This receivable was collected in January 2002 and is included in other assets in the consolidated balance sheet.

        At December 31, 2001 and 2000, the Company held no investments issued by any of its affiliates.

        During the year ended December 31, 2001, the Company made no purchases or sales of invested assets to or from the Parent or its affiliates.

        During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements of the New York Business from the Acquisition (see Note 3).

        During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent as a result of policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 3).

        During the year ended December 31, 2000, the Company sold various invested assets to the Parent for cash equal to their current market value of $6,362,000.

        During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 3). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

        During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS

        The Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance and allocates reserves based on profit or loss from operations before income taxes. There were no intersegment revenues during all periods presented. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment.

        Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 12.2% of sales in the year ended December 31, 2001, 16.9% of sales in the year ended December 31, 2000 and 12.0% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for 10% or more of sales for any such period. There was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations.





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

        Summarized data for the Company's business segments follow:

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 2001:

        Investment income              $    359,655      $     14,988      $        570      $    375,213
        Interest expense                   (241,444)           (4,115)             (360)         (245,919)
                                       ------------      ------------      ------------      ------------
        Net investment income               118,211            10,873               210           129,294
        Net realized investment
          losses                            (59,784)          (32,927)               --           (92,711)

        Variable annuity fees               350,378            11,499                --           361,877
        Net retained commissions                 --             2,210            45,362            47,572
        Asset management fees                    --            63,529                --            63,529
        Universal life insurance
          fees, net                          18,909                --                --            18,909
        Surrender charges                    24,911                --                --            24,911
        Other fees, net                       3,626             9,350             1,575            14,551
                                       ------------      ------------      ------------      ------------
        Total fee income                    397,824            86,588            46,937           531,349

        General and administrative
          expenses                          (89,253)          (27,430)          (29,486)         (146,169)

        Amortization of deferred
          acquisition costs                (144,273)          (76,043)               --          (220,316)

        Annual commissions                  (58,278)               --                --           (58,278)

        Guaranteed minimum
          death benefits                    (21,606)               --                --           (21,606)
                                       ------------      ------------      ------------      ------------

        Pretax income (loss)
          before cumulative
          effect of accounting
          change                       $    142,841      $    (38,939)     $     17,661      $    121,563
                                       ============      ============      ============      ============
        Total assets                   $ 26,208,762      $    659,876      $     72,950      $ 26,941,588
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $        614      $        608      $      1,222
                                       ============      ============      ============      ============





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 2000:

        Investment income              $    388,368      $      9,800      $      1,187      $    399,355
        Interest expense                   (260,709)           (3,784)             (360)         (264,853)
                                       ------------      ------------      ------------      ------------
        Net investment income               127,659             6,016               827           134,502
        Net realized investment
          losses                            (15,177)               --                --           (15,177)

        Variable annuity fees               385,436            15,059                --           400,495
        Net retained commissions                 --             3,878            58,324            62,202
        Asset management fees                    --            73,922                --            73,922
        Universal life insurance
          fees, net                          20,258                --                --            20,258
        Surrender charges                    20,963                --                --            20,963
        Other fees, net                       3,832             6,708             2,419            12,959
                                       ------------      ------------      ------------      ------------
        Total fee income                    430,489            99,567            60,743           590,799

        General and administrative
          expenses                         (101,912)          (36,106)          (32,058)         (170,076)

        Amortization of deferred           (125,035)          (32,972)               --          (158,007)
          acquisition costs

        Annual commissions                  (56,473)               --                --           (56,473)

        Guaranteed minimum
          death benefits                     (1,551)               --                --            (1,551)
                                       ------------      ------------      ------------      ------------
        Pretax income before
          cumulative effect of
          accounting change            $    258,000      $     36,505      $     29,512      $    324,017
                                       ============      ============      ============      ============
        Total assets                   $ 26,908,888      $    199,075      $     81,515      $ 27,189,478
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $        454      $      1,600      $      2,054
                                       ============      ============      ============      ============





                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)



12.     BUSINESS SEGMENTS (Continued)

                                                             Asset            Broker-
                                           Annuity        Management          Dealer
                                         Operations       Operations        Operations           Total
                                       ------------      ------------      ------------      ------------
                                                                 (In thousands)
        YEAR ENDED
        DECEMBER 31, 1999:

        Investment income              $    505,962      $      9,072      $        967      $    516,001
        Interest expense                   (354,263)           (3,085)             (389)         (357,737)
                                       ------------      ------------      ------------      ------------
        Net investment income               151,699             5,987               578           158,264
        Net realized investment
          losses                            (19,620)               --                --           (19,620)

        Variable annuity fees               296,112            10,305                --           306,417
        Net retained commissions                 --             2,012            49,027            51,039
        Asset management fees                    --            43,510                --            43,510
        Universal life insurance
          fees, net                          28,932                --                --            28,932
        Surrender charges                    17,137                --                --            17,137
        Other fees, net                       2,139             4,804              (616)            6,327
                                       ------------      ------------      ------------      ------------

        Total fee income                    344,320            60,631            48,411           453,362

        General and administrative
          expenses                          (93,921)          (23,998)          (28,378)         (146,297)

        Amortization of deferred
          acquisition costs                 (94,910)          (21,930)               --          (116,840)

        Annual commissions                  (40,760)               --                --           (40,760)

        Guaranteed minimum
          death benefits                       (386)               --                --              (386)
                                       ------------      ------------      ------------      ------------

        Pretax income before
          cumulative effect of
          accounting change            $    246,422      $     20,690      $     20,611      $    287,723
                                       ============      ============      ============      ============
        Total assets                   $ 26,649,310      $    150,966      $     74,218      $ 26,874,494
                                       ============      ============      ============      ============
        Expenditures for long-
          lived assets                 $         --      $      2,271      $      2,728      $      4,999
                                       ============      ============      ============      ============







13.     SUBSEQUENT EVENT

               The Company has declared a distribution to its Parent, effective January 1, 2002, of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corporation ("Saamsun"). This distribution was declared subject to the approval of the Arizona Department of Insurance. In the opinion of management, subsequent to such distribution, the Company's capital and surplus will remain more than sufficient in relation to its outstanding liabilities and more than adequate relative to its financial needs, and will exceed its risk-based capital requirements by a considerable margin.

               Saamsun is comprised of the Company's asset management and broker-dealer segments. If approved, such distribution would have a material effect upon the Company's shareholders equity, reducing it by approximately $550 million in 2002. Partnerships would be reduced by approximately $440 million. Pretax income in future periods would be reduced by the earnings of the Company's asset management and broker-dealer operations, which, on a combined basis, total $35.5 million, $74.7 million, and $50.8 million for 2001, 2000, and 1999, respectively.